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TAX-EXEMPT INCOME
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Alliance Municipal Income Fund

Annual Report
October 31, 2002

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 20, 2002

Dear Shareholder:

This report provides municipal market activity and investment results for the Portfolios of Alliance Municipal Income Fund's annual reporting period ended October 31, 2002.

Investment Objective and Policies

The five Portfolios of this open-end fund, by investing principally in high-yielding, predominantly medium-quality municipal securities, seek to provide their shareholders with the highest level of income exempt from Federal and state personal income tax that is available without assuming undue risk. These securities generally offer current yields above those of higher-quality municipal obligations.

INVESTMENT RESULTS*
Periods Ended October 31, 2002

                                                          ----------------------
                                                              Total Returns
                                                          ----------------------
Portfolio                                                 6 Months     12 Months
--------------------------------------------------------------------------------
National                                                   -0.97%        0.06%
--------------------------------------------------------------------------------
California                                                  3.89%        3.82%
--------------------------------------------------------------------------------
New York                                                    1.74%        2.89%
--------------------------------------------------------------------------------
Insured National                                            2.83%        3.13%
--------------------------------------------------------------------------------
Insured California                                          4.80%        3.65%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                        4.73%        5.87%
--------------------------------------------------------------------------------

                                ------------------------------------------------
                                 Alliance Municipal Income Fund--Class A Shares
                                ------------------------------------------------
Periods Ended October 31, 2002
                                                                       Since
                          1 Year         3 Year        5 Year        Inception
                          Lipper         Lipper        Lipper         Lipper
Portfolio                Rankings**     Rankings**    Rankings**     Rankings**
--------------------------------------------------------------------------------
National                  282/284        235/244       195/205         22/60
--------------------------------------------------------------------------------
California                 42/111          89/98         45/85          3/27
--------------------------------------------------------------------------------
New York                   93/102          85/93         69/82         12/21
--------------------------------------------------------------------------------
Insured National            47/49          36/45         34/42          2/12
--------------------------------------------------------------------------------
Insured California          18/22           5/21          6/21           2/3
--------------------------------------------------------------------------------

* Each Portfolio's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each Portfolio's Class A shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for each Portfolio include the reinvestment of any distributions paid during each period. Returns for Class B and Class C shares will vary due to different expenses associated with these classes. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Municipal Income Fund. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                                              ALLIANCE MUNICIPAL INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

** Lipper Rankings are based on each Portfolio's return among the returns of its peer group of funds, as represented by the respective state specific Lipper Municipal Debt Funds Average. Funds in the Lipper averages generally have similar investment objectives to each Portfolio, although some may have different investment policies. An investor cannot invest directly in an average, and its results are not indicative of any specific investment, including Alliance Municipal Income Fund.

     SEC average annual total returns can be found on page 13.

     Additional performance information can be found on pages 7-15.

Investment Results

Each Portfolio's Class A share total returns at net asset value (NAV) for the six- and 12-month periods ended October 31, 2002 are shown on the preceding page, along with those of the Portfolios' benchmark, the Lehman Brothers Municipal Bond Index. This is accompanied by a comparison of the Portfolios' peer groups, as measured by the Lipper Municipal Debt Funds Average for each state. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Lipper Municipal Debt Funds Average is comprised of funds with generally similar investment objectives to the Portfolios, although some may have different investment policies.

The Lehman Brothers Municipal Bond Index serves as a model of overall municipal market performance and is best used as a measure of relative performance in comparison to other sectors of the fixed income markets. For example, an investor can directly compare the performance of the municipal bond market to that of the corporate bond market by reviewing the performance of the Lehman Brothers Municipal Bond Index and the Lehman Brothers Corporate Bond Index. The performance of the Lehman Brothers Municipal Bond Index does not reflect such factors as tax and investment policies that can impact the performance of a particular portfolio.

For the six- and 12-month periods ended October 31, 2002, the Portfolios underperformed the Lehman Brothers Municipal Bond Index, with the exception of the Insured California Portfolio. For most of the Portfolios, the lagging performance has been largely a function of positioning. Over the course of the past 12 months, the Portfolios have been positioned in more defensive bonds, resulting in lower absolute returns for many of the Portfolios than for their peer groups. We believe that had rates risen, the Portfolios would have had much stronger performance and, that given the record-low levels for interest rates, positioning the Portfolios for such a scenario offered a favorable risk/return tradeoff. In fact, since March 31, 2002, 30-year AAA-rated municipal bond yields have fallen 38 basis points, leading to strong positive price performance in bonds. As a result, though the prices of the bonds in the Portfolios did generally rise, they did not rise as much as the average bond in the index.


--------------------------------------------------------------------------------
2 o ALLIANCE MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

The performance of two of the Portfolios, National and New York, was negatively impacted due to their exposure to specific municipal bonds related to the airline industry. This market sector has suffered greatly over the past 12 months as a result of September 11 and the ongoing weakness in the economy. The Lehman Brothers Municipal Bond Index does not contain securities, such as airline-related bonds, once they fall below the BBB rating category and, therefore, does not reflect the poor performance of these positions.

We also compare the performance of the Portfolios to each Portfolio's Lipper peer group average. The Lipper peer group average is composed of mutual funds with generally similar investment objectives, although potentially different investment policies. Over the past six and 12 months, the National, Insured National and New York Portfolios underperformed their respective peer group averages. The California and Insured California Portfolios either outperformed or performed in line with their respective peer group averages.

In general, Portfolio positioning resulted in lower relative returns for many of the Portfolios compared to their peer groups. The Insured California Portfolio experienced strong inflows from investors and, therefore, held a relatively larger percentage of recently issued, more price sensitive bonds. This resulted in stronger performance than the other Portfolios in the complex. The California Portfolio's stronger 12-month performance may be attributed to both stronger price gains for community facility district bonds and a recovery in prices for bonds related to Pacific Gas & Electric. In addition to its Portfolio positioning, the Insured National Portfolio's performance lagged due to price declines on specific holdings. Underperformance of the National and New York Portfolios was specifically tied to their exposure to airline-related municipal bonds. Over the last six months, we have been steadily reducing the Portfolios' exposure to the airline industry. At current prices and exposure levels, we do not anticipate further significant negative performance as a result of these holdings.

Market Overview

On an after-tax basis, the municipal bond market performed in line with the taxable fixed income sectors on a six-month basis and outperformed on a 12-month basis. The Lehman Brothers Municipal Bond Index generated six- and 12-month returns of 4.73% and 5.87%, respectively. The Lehman Brothers U.S. Aggregate Bond Index (comprised of investment-grade, taxable bonds) returned, pre-tax, 5.90% and 5.89% over the same time periods. The municipal bond market's performance resulted from strong demand for municipal bonds by individual investors continuing to seek shelter from equity market volatility and taxes.

The financial markets have been under the combined strain of an unsteady economic recovery, high visibility corporate governance failures and the prospect for military conflict in Iraq. These same factors led the U.S. Federal


--------------------------------------------------------------------------------
                                              ALLIANCE MUNICIPAL INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Reserve to reduce the Fed Funds target rate to 1.25% on November 6. In addition, investors have reacted by adjusting their asset allocation to a heavier weight in cash and fixed income securities. As a result, municipal interest rates dropped sharply.

Municipal issuers responded to the lower interest rate environment by issuing bonds at a record pace. In the aggregate, municipal bond issuance is up year-to-date 27% over 2001 and is well ahead of the previous record pace of 1993. We expect issuance to remain heavy and reach well over $300 billion by the end of the year. As a result of this supply, municipal bonds are extremely attractive relative to taxable bonds today.

State and local government revenues continued to decline through June according to the Rockefeller Institute, and in our discussions with state and local officials, it is apparent that this deterioration continued throughout the third quarter. Changes in tax receipts are expected to lag changes in economic growth, but the decline in tax collections has been far more severe than anticipated given last year's mild recession. As the economy continues to rebound, tax collections should stabilize. Nevertheless, state and local government finances will remain under pressure.

During most of the 1990s, state and local tax collections grew faster than the economy, due primarily to income from capital gains and stock options. Now, that situation has reversed. State governments will eventually solve their fiscal problems, however, without a strong economic rebound, the solution will be on the back of authorities and local governments who will receive less state aid. Consequently, the financial problems that are now evident are likely to persist and eventually ripple through the rest of the municipal market. As we have discussed before, the Portfolios' exposure to general obligation debt, which is dependent on tax revenues, is very low. Nonetheless, we are continuing to buy high-quality bonds where our analysts believe the issuer has the resources to maintain their rating through this difficult economic period.

The credit strength of California state and local governments depends upon the future strength of the U.S. and California economies. So far, local governments in California have not been asked to bear the brunt of the state's fiscal problems, but if the economy does not substantially improve soon, California is likely to shift a large part of its fiscal burden to counties and other levels of local government.

Both New York City and New York state are facing fiscal difficulties that are similar to those faced by most states and cities across the nation. If economic conditions do not improve markedly, the state may be forced next year to make the type of massive spending cuts many other states were forced to do this year. New York City currently has plans in place to close its huge $6.4 billion budget gap with a combination of tax increases, spending cutbacks, state and federal aid and productivity measures.


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4 o ALLIANCE MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Investment Strategy

Over the past six months, we have been positioning the Portfolios for the next phase of the market while maintaining a longer-term focus in general. The key investment themes over this time period have included investing in a wide variety of medium and high grade credit quality issuers and investing cash, whether from new flows or from the proceeds of bond sales, in bonds that perform well in a volatile market. On a selective basis, we have been selling securities that reached, in our opinion, maximum price appreciation. In their place, we are currently adding high quality bonds to mitigate the potential negative impact that the economy may have on municipal credit quality. In addition, we have focused our bond selections on premium coupon bonds to enhance the defensive posture of the Portfolios.

Given the current condition of the markets, volatility is expected to remain high. Fortunately, volatility provides opportunities to reposition the Portfolios. Specifically, we will continue to add positions that provide high expected rates of return while selling those bonds that we believe have reached their potential. In addition, we continue to actively tax swap when the markets decline. This type of trade gives us the potential to reduce the Portfolios' current and potentially future capital gains tax liabilities while possibly improving their income.

Outlook

Our outlook for the municipal bond market combines our longer-term view with the recognition that, in the near-term, event-driven volatility is high. Our focus is primarily on the longer-term, and we have positioned the Portfolios accordingly. Our economic research indicates that the growth rate for the economy should accelerate in 2003. As a result, in anticipation that the U.S. Federal Reserve will begin to raise the Federal Funds target rate, the market will start to demand higher rates on short-term bonds. We expect that shorter-term yields should rise relative to longer-term yields. Although our research is calling for an economic recovery in the new year, it is not expected to be robust. As such, we do not foresee a meaningful increase in inflation any time soon. This is significant because we believe longer-term bonds will likely outperform shorter-term bonds. In the municipal market, the extremely attractive rates available on long-term bonds should continue to entice investors. The resultant demand should amplify the performance prospects for longer-term bonds.

In the near-term in particular, risks remain. The economy is weak and a consistent recovery in equity prices has not yet occurred. The risk of further terrorist activity and the unknown consequences of potential military action in Iraq have further added to an already volatile combination of factors. We believe that the result for the bond market would likely be a rally. As the Portfolios are currently positioned, they should generate positive performance but would likely lag their benchmarks as well as more aggressively positioned peer portfolios. We expect, however, that any such market


--------------------------------------------------------------------------------
                                              ALLIANCE MUNICIPAL INCOME FUND o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

event would be short lived and the performance benefits fleeting. Therefore, we will continue to maintain a more income-oriented, defensive posture in the Portfolios.

Thank you for your continued interest in Alliance Municipal Income Fund. We look forward to the opportunity to serve our shareholders over the next year.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ David M. Dowden

David M. Dowden
Vice President


/s/ Terrance T. Hults

Terrance T. Hults
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     David M. Dowden

[PHOTO]     Terrance T. Hults

Portfolio Managers, David M. Dowden and Terrance T. Hults, have over 25 years of combined investment eperience.


--------------------------------------------------------------------------------
6 o ALLIANCE MUNICIPAL INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE MUNICIPAL INCOME FUND
GROWTH OF A $10,000 INVESTMENT

National Portfolio 10/31/92 - 10/31/02

National Portfolio Class A at NAV:        $17,240
Lehman Brothers Municipal Bond Index:     $19,355
National Portfolio Class A at offering:   $16,511

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                  Lehman Brothers                 National Portfolio
                Municipal Bond Index                  Class A
-------------------------------------------------------------------------------
10/31/92               9577                             10000
10/31/93              11008                             11408
10/31/94              10165                             10911
10/31/95              11968                             12530
10/31/96              12723                             13245
10/31/97              13979                             14370
10/31/98              14932                             15521
10/31/99              14345                             15247
10/31/00              15342                             16544
10/31/01              16500                             18282
10/31/02              16511                             19355


ALLIANCE MUNICIPAL INCOME FUND
GROWTH OF A $10,000 INVESTMENT

California Portfolio 10/31/92 - 10/31/02

California Portfolio Class A at NAV:      $18,707
Lehman Brothers Municipal Bond Index:     $19,355
California Portfolio Class A at offering: $17,906


 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                  Lehman Brothers                 California Portfolio
                Municipal Bond Index                  Class A
-------------------------------------------------------------------------------
10/31/92                9572                             10000
10/31/93               10998                             11408
10/31/94               10147                             10911
10/31/95               11928                             12530
10/31/96               12780                             13245
10/31/97               14067                             14370
10/31/98               15220                             15521
10/31/99               14946                             15247
10/31/00               16198                             16544
10/31/01               17247                             18282
10/31/02               17903                             19355


Please see mountain chart footnotes on page 9.


--------------------------------------------------------------------------------
                                              ALLIANCE MUNICIPAL INCOME FUND o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE MUNICIPAL INCOME FUND
GROWTH OF A $10,000 INVESTMENT

New York Portfolio 10/31/92 - 10/31/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

New York Portfolio Class A at NAV:              $17,982
Lehman Brothers Municipal Bond Index:           $19,355
New York Portfolio Class A at offering:         $17,223

                  Lehman Brothers                 New York Portfolio
                Municipal Bond Index                  Class A
-------------------------------------------------------------------------------
10/31/92                9578                             10000
10/31/93               10987                             11408
10/31/94               10025                             10911
10/31/95               11739                             12530
10/31/96               12478                             13245
10/31/97               13790                             14370
10/31/98               14798                             15521
10/31/99               14314                             15247
10/31/00               15518                             16544
10/31/01               16739                             18282
10/31/02               17220                             19355


ALLIANCE MUNICIPAL INCOME FUND
GROWTH OF A $10,000 INVESTMENT

Insured National Portfolio 10/31/92 - 10/31/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Insured National Portfolio Class A at NAV:      $18,233
Lehman Brothers Municipal Bond Index:           $19,355
Insured National Portfolio Class A at offering: $17,455

                  Lehman Brothers              Insured National Portfolio
                Municipal Bond Index                  Class A
-------------------------------------------------------------------------------
10/31/92               9573                            10000
10/31/93              11088                            11408
10/31/94              10124                            10911
10/31/95              12019                            12530
10/31/96              12912                            13245
10/31/97              14044                            14370
10/31/98              15049                            15521
10/31/99              14253                            15247
10/31/00              15371                            16544
10/31/01              16925                            18282
10/31/02              17453                            19355


Please see mountain chart footnotes on page 9.


--------------------------------------------------------------------------------
8 o ALLIANCE MUNICIPAL INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE MUNICIPAL INCOME FUND
GROWTH OF A $10,000 INVESTMENT

Insured California Portfolio 10/31/92- 10/31/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Insured California Portfolio Class A at NAV:      $18,716
Lehman Brothers Municipal Bond Index:             $19,355
Insured California Portfolio Class A at offering: $17,916

                  Lehman Brothers              Insured National Portfolio
                Municipal Bond Index                  Class A
-------------------------------------------------------------------------------
10/31/92               9573                            10000
10/31/93              11070                            11408
10/31/94               9993                            10911
10/31/95              11921                            12530
10/31/96              12611                            13245
10/31/97              13768                            14370
10/31/98              14815                            15521
10/31/99              14261                            15247
10/31/00              15690                            16544
10/31/01              17285                            18282
10/31/02              17914                            19355

Each chart illustrates the total value of an assumed $10,000 investment in each of Alliance Municipal Income Fund's Class A shares (from 10/31/92 to 10/31/02). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Portfolio shares. The charts reflect the deduction of the maximum 4.25% sales charges from initial $10,000 investments in the Portfolios and assume the reinvestment of dividends and capital gains. Performance at net asset value (NAV) does not reflect sales charges, which reduce total return figures. Performance for Class B and Class C shares will vary from the results shown in these illustrations due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market.

When comparing an Alliance Municipal Income Fund Portfolio to the index shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Municipal Income Fund Portfolio.


--------------------------------------------------------------------------------
                                              ALLIANCE MUNICIPAL INCOME FUND o 9

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2002

NATIONAL PORTFOLIO
BOND QUALITY RATING

40.05% AAA
 9.36% AA
18.25% A                                [PIE CHART OMITTED]
17.14% BBB
15.20% NR

INCEPTION DATE
(Class A Shares)
12/29/86

CALIFORNIA PORTFOLIO
BOND QUALITY RATING

45.98% AAA
 9.03% AA
10.41% A                                [PIE CHART OMITTED]
11.10% BBB
23.48% NR

INCEPTION DATE
(Class A Shares)
12/29/86

NEW Y0RK PORTFOLIO
BOND QUALITY RATING

36.27% AAA
22.19% AA
31.88% A                                [PIE CHART OMITTED]
 4.15% BBB
 5.51% NR

INCEPTION DATE
(Class A Shares)
12/29/86

All data as of October 31, 2002. Each Portfolio's bond quality breakdown is expressed as a percentage of the Portfolio's total investments and may vary over time.

NR: non-rated.


--------------------------------------------------------------------------------
10 o ALLIANCE MUNICIPAL INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2002

INSURED NATIONAL PORTFOLIO
BOND QUALITY RATING

72.36% AAA
20.96% AA
 2.06% A                                [PIE CHART OMITTED]
 4.62% NR

INCEPTION DATE
(Class A Shares)
12/29/86

INSURED CALIFORNIA PORTFOLIO
BOND QUALITY RATING

85.15% AAA
 2.59% AA
 7.88% A                                [PIE CHART OMITTED]
 4.38% NR

INCEPTION DATE
(Class A Shares)
11/21/85

All data as of October 31, 2002. Each Portfolio's bond quality breakdown is expressed as a percentage of the Portfolio's total investments and may vary over time.

NR: non-rated.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 11

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS
As of October 31, 2002

MUNICIPAL INCOME FUND - CLASS A SHARES
COMPARED TO LIPPER MUNICIPAL DEBT FUNDS AVERAGE*
Periods Ended October 31, 2002

                    Portfolio                               Portfolio
                      Total    Lipper   Portfolio             Total        Lipper
                     Returns   Average    Total    Lipper    Returns       Average
                       12        12      Returns   Average    Since         Since
Portfolio            Months    Months    5 Years   5 Years  Inception**  Inception**
=========           =========  =======  =========  =======  ===========  ===========
National              0.06%     4.20%     3.39%     4.69%      6.72%        6.49%
California            3.82%     3.61%     4.94%     4.99%      7.16%        6.53%
New York              2.89%     4.85%     4.55%     5.01%      6.50%        6.54%
Insured National      3.13%     4.72%     4.45%     5.01%      6.77%        6.48%
Insured California    3.65%     3.91%     5.41%     5.06%      7.22%        7.17%

     Total returns for the Portfolios are based on the net asset value (NAV) of Class A shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Portfolio shares. All fees and expenses related to the operation of each Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for each Portfolio include the reinvestment of any distributions paid during each period. Returns for Class B and Class C shares will vary due to different expenses associated with these classes. Past performance is no guarantee of future results. The state specific Lipper Municipal Debt Funds averages have generally similar investment objectives to the Portfolios, although some may have different investment policies. An investor cannot invest directly in an average, and its results are not indicative of any specific investment, including the Portfolios of Alliance Municipal Income Fund.

* For the since inception periods, the Lipper General Municipal Debt Funds Average reflects performance of 60 funds; the Lipper California Municipal Debt Funds Average reflects performance of 27 funds; the Lipper New York Municipal Debt Funds Average reflects performance of 21 funds; the Lipper Insured Municipal Debt Funds Average reflects performance of 12 funds; the Lipper Insured California Municipal Debt Funds Average reflects performance of 5 funds. Funds in the Lipper averages generally have similar investment objectives to the applicable Alliance Municipal Income Fund Portfolios, although some may have different investment policies. Past performance is no guarantee of future results. An investor cannot invest directly in an average, and its results are not indicative of any specific investment, including Alliance Municipal Income Fund.

**   Portfolio since inception dates can be found on page 13.


--------------------------------------------------------------------------------
12 o ALLIANCE MUNICIPAL INCOME FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

Average Annual Total Returns as of October 31, 2002

                                                                      NAV and SEC Total Returns
-------------------------------------------------------------------------------------------------------------------------------
                                                 Without Sales Charge                            With Sales Charge
-------------------------------------------------------------------------------------------------------------------------------
                                                                          Since                                           Since
                                     1 Year      5 Year     10 Year   Inception      1 Year      5 Year     10 Year   Inception
-------------------------------------------------------------------------------------------------------------------------------
National Portfolio
  Class A                             0.06%       3.39%       5.60%       6.72%      -4.20%       2.48%       5.14%       6.43%
  Class B                            -0.62%       2.68%         N/A       4.88%      -3.47%       2.68%         N/A       4.88%
  Class C                            -0.72%       2.68%         N/A       4.31%      -1.67%       2.68%         N/A       4.31%

California Portfolio
  Class A                             3.82%       4.94%       6.46%       7.16%      -0.61%       4.04%       6.00%       6.86%
  Class B                             3.10%       4.21%         N/A       5.76%       0.14%       4.21%         N/A       5.76%
  Class C                             3.10%       4.21%         N/A       5.19%       2.11%       4.21%         N/A       5.19%

New York Portfolio
  Class A                             2.89%       4.55%       6.04%       6.50%      -1.48%       3.64%       5.59%       6.21%
  Class B                             2.04%       3.78%         N/A       5.32%      -0.88%       3.78%         N/A       5.32%
  Class C                             1.94%       3.77%         N/A       4.69%       0.96%       3.77%         N/A       4.69%

Insured National Portfolio
  Class A                             3.13%       4.45%       6.19%       6.77%      -1.28%       3.53%       5.73%       6.48%
  Class B                             2.34%       3.71%         N/A       5.43%      -0.52%       3.71%         N/A       5.43%
  Class C                             2.44%       3.71%         N/A       4.82%       1.45%       3.71%         N/A       4.82%

Insured California Portfolio
  Class A                             3.65%       5.41%       6.47%       7.22%      -0.74%       4.49%       6.00%       6.94%
  Class B                             2.76%       4.63%         N/A       5.66%      -0.17%       4.63%         N/A       5.66%
  Class C                             2.69%       4.63%         N/A       5.06%       1.71%       4.63%         N/A       5.06%

SEC average annual total returns as of the latest quarter-end (September 30, 2002) can be found on page 15. SEC yields can be found on page 14.

The Portfolios' investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Portfolio shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares, without and with the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Inception Dates: National, Insured National, California, New York, 12/29/86; Insured California, 11/21/85.

N/A: Not applicable.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 13

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS
as of October 31, 2002

YIELDS AS OF OCTOBER 31, 2002

--------------------------------------------------------------------------------
                                      30 Day         Taxable-Equivalent Yield in
Portfolio                           SEC Yield*       36% Tax Bracket (at NAV)**
--------------------------------------------------------------------------------
National Portfolio
  Class A                              5.36%                    8.41%
  Class B                              4.88%                    7.67%
  Class C                              4.88%                    7.67%

California Portfolio
  Class A                              4.91%                    8.58%
  Class B                              4.42%                    7.75%
  Class C                              4.42%                    7.75%

New York Portfolio
  Class A                              5.20%                    8.62%
  Class B                              5.33%                    7.78%
  Class C                              4.72%                    7.78%

Insured National Portfolio
  Class A                              4.23%                    6.86%
  Class B                              3.72%                    6.13%
  Class C                              3.71%                    6.13%

Insured California Portfolio
  Class A                              3.69%                    7.65%
  Class B                              3.14%                    6.77%
  Class C                              3.15%                    6.77%

* SEC yields are based on SEC guidelines and are calculated on 30 days ended October 31, 2002.

** The taxable-equivalent yield is based on NAV and a 36% marginal Federal income tax rate and maximum state, city and local taxes, where applicable.


--------------------------------------------------------------------------------
14 o ALLIANCE MUNICIPAL INCOME FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2002)

--------------------------------------------------------------------------------
Portfolio                       1 Year    5 Years    10 Years    Since Inception
--------------------------------------------------------------------------------
National Portfolio
Class A                         -1.30%      3.17%      5.27%          6.63%
Class B                         -0.54%      3.35%       N/A           5.19%
Class C                          1.41%      3.36%       N/A           4.63%

California Portfolio
Class A                          2.76%      4.68%      6.15%          7.06%
Class B                          3.52%      4.84%       N/A           6.07%
Class C                          5.52%      4.84%       N/A           5.51%

New York Portfolio
Class A                          1.64%      4.23%      5.66%          6.38%
Class B                          2.30%      4.39%       N/A           5.59%
Class C                          4.40%      4.41%       N/A           4.99%

Insured National Portfolio
Class A                          2.77%      4.23%      5.76%          6.69%
Class B                          3.60%      4.42%       N/A           5.76%
Class C                          5.59%      4.42%       N/A           5.16%

Insured California Portfolio
Class A                          3.50%      5.30%      6.15%          7.18%
Class B                          4.33%      5.47%       N/A           6.06%
Class C                          6.33%      5.47%       N/A           5.48%

The Portfolios' investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Portfolio shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1%, year 1 contingent deferred sales charge for accounts over $1,000,000.

Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Inception Dates: National, Insured National, California, New York, 12/29/86; Insured California, 11/21/85.

N/A: not applicable


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 15

------------------------
      NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2002

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        MUNICIPAL BONDS- 98.6%

        Long-Term Municipal Bonds - 96.9%
        Alabama - 0.7%
AAA     Hoover SPL Tax Warrants
        (Board of Education) MBIA Ser 02
        5.00%, 2/15/11 ...........................    $ 1,855    $    2,026,884
AAA     Jefferson Cnty
        Wtr & Swr Rev FGIC Series 02B
        5.00%, 2/01/41 ...........................      2,500         2,474,550
                                                                 --------------
                                                                      4,501,434
                                                                 --------------
        Alaska - 0.3%
A+      Northern TSC
        Tobacco Settlement Bonds Ser 01
        5.50%, 6/01/29 ...........................      2,100         1,935,171
                                                                 --------------
        Arizona - 1.0%
AAA     Salt River Agric Impt & Power Dist
        Elec Rev (Salt River Proj) Ser 01A
        5.00%, 1/01/11 ...........................      4,650         5,106,351
NR      Sundance Cmty Fac Dis
        Spl Assmt Rev Dist #1 Ser 02
        7.75%, 7/01/22 ...........................      1,000           981,090
                                                                 --------------
                                                                      6,087,441
                                                                 --------------
        California - 0.9%
AAA     Manteca Unified School Dist # 89-1
        Special Tax MBIA Ser 01
        Zero coupon, 9/01/31 .....................     11,910         2,479,186
AAA     San Jose MFHR
        (Almaden Apts) Series 01G AMT
        5.35%, 7/15/34 ...........................      3,025         3,055,673
                                                                 --------------
                                                                      5,534,859
                                                                 --------------
        Colorado - 1.1%
AA+     Colorado HFA SFMR
        Mtg Rev Ser 99A-2 AMT
        6.45%, 4/01/30(b) ........................      2,685         2,890,510
BBB     Colorado Hlth Fac Auth
        Hosp Rev Vail Valley Ser 01
        5.80%, 1/15/27 ...........................      2,300         2,252,942
CCC     Denver City & Cnty Arpt Auth
        (United Airlines) Ser 92A AMT
        6.875%, 10/01/32 .........................      5,075         1,827,000
                                                                 --------------
                                                                      6,970,452
                                                                 --------------


--------------------------------------------------------------------------------
16 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        Connecticut - 1.8%
BBB     Connecticut Dev Auth PCR
        (Ct Light & Pwr Co Proj) Ser 93 AMT
        5.95%, 9/01/28 ...........................    $11,000    $   11,288,970
                                                                 --------------
        District of Columbia - 2.1%
A       District of Columbia
        Tobacco Settlement Bonds Ser 01
        6.50%, 5/15/33 ...........................      4,300         4,351,471
        6.75%, 5/15/40 ...........................      8,550         8,693,725
                                                                 --------------
                                                                     13,045,196
                                                                 --------------
        Florida - 20.0%
NR      Beacon Tradeport Comm Dev Dist
        Comm Fac Rev Ser 02B
        7.25%, 5/01/33 ...........................      4,820         4,880,250
NR      Bonnet Creek Cmty Dev Dist
        Spl Assmt Rev Ser 02
        7.25%, 5/01/18 ...........................      4,000         4,046,760
Aaa     Brevard Cnty HFA SFMR
        Mtg Rev FHA/VA Ser 94 AMT
        6.70%, 9/01/27(b) ........................      1,070         1,125,137
NR      Clay Cnty Comm Dev
        (Crossings At Fleming Island) Ser 00C
        7.05%, 5/01/15 ...........................      2,285         2,442,688
NR      Collier Cnty Comm Fac Dist
        (Fiddlers Creek) Ser 96
        7.50%, 5/01/18 ...........................      1,390         1,480,003
NR      Collier Cnty IDR
        (Southern St Util) Ser 96 AMT
        6.50%, 10/01/25 ..........................      3,605         3,558,243
AAA     Dade Cnty Arpt Rev
        (Miami Int'l) MBIA Ser 95B AMT
        6.00%, 10/01/24 ..........................      4,730         5,026,807
Aaa     Florida HFC MFHR
        (Hunters Run Apts) FNMA Ser 01M AMT
        5.45%, 2/15/35(b) ........................      5,120         5,197,773
AAA     Florida HFC MFHR
        (Logans Pointe Apts) FSA Ser 99 AMT
        6.00%, 6/01/39 ...........................      1,550         1,650,068
AA      Jacksonville Econ Dev Comm Hosp Rev
        (Mayo Clinic) Ser 01C
        5.50%, 11/15/36 ..........................     10,000        10,271,300
AA      Jacksonville Elec Auth
        Elec Sys Rev Ser 02A
        5.50%, 10/01/41 ..........................      3,750         3,820,687


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 17

------------------------
      NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

NR      Lee Cnty Comm Dev
        (Miromar Lakes) Ser 00A
        7.25%, 5/01/12 ...........................    $ 5,360    $    5,668,522
NR      Lee Cnty Comm Fac
        (Stoneybrook) Ser 98
        5.70%, 5/01/08 ...........................      1,155         1,170,165
NR      Lee Cnty Comm Fac Dist
        (Herons Glen) Ser 99
        5.90%, 5/01/19 ...........................      2,695         2,706,292
        6.00%, 5/01/29 ...........................     10,310        10,201,951
Aaa     Lee Cnty HFA SFMR
        Mtg Rev GNMA/FNMA Ser 00A-1 AMT
        7.20%, 3/01/33(b) ........................      1,130         1,206,004
NR      Manatee Cnty Comm Dev
        (Tara CDD #1) Ser 00A
        7.15%, 5/01/31 ...........................      1,970         2,096,908
NR      Manatee Cnty Comm Dev
        (Tara CDD #1) Ser 00B
        6.75%, 5/01/10 ...........................      4,255         4,434,816
BB      Miami Beach Health Fac Auth
        (Mt Sinai Med Center) Ser 01A
        6.80%, 11/15/31 ..........................      3,500         2,970,380
AAA     Miami Dade Cnty HFA MFHR
        (Marbrisa Apts) FSA Ser 00-2A AMT
        6.15%, 8/01/38 ...........................      4,200         4,475,016
NR      Northern Palm Beach Cnty Imp Dist #9A
        (ABACOA) Ser 96A
        7.30%, 8/01/27 ...........................      8,000         8,560,160
NR      Northern Palm Beach Cnty Imp Dist #9A
        (ABACOA) Ser 96A
        7.20%, 8/01/16 ...........................      8,000         8,550,560
A3      Orange Cnty HFA MFHR
        (Seminole PT Proj) Ser 99L AMT
        5.80%, 6/01/32(b) ........................      6,855         7,045,569
NR      Orlando Assess Dist
        (Conroy Rd Proj) Ser 98A
        5.80%, 5/01/26 ...........................      3,250         3,176,647
A       Pasco Cnty HFA MFHR
        (Pasco Woods Apts) Ser 99A AMT
        5.90%, 8/01/39 ...........................      3,690         3,796,198
NR      Pier Park Cmty Dev Dist
        Cap Impt Rev Series 02-1
        7.15%, 5/01/34 ...........................      4,700         4,694,078
NR      Preserve At Wilderness Lake
        Comm Dev Auth Comm Fac Rev Ser 02A
        7.10%, 5/01/33 ...........................      1,250         1,258,238
NR      Preserve At Wilderness Lake
        Comm Dev Auth Comm Fac Rev Ser 02B
        6.20%, 11/01/08 ..........................      1,235         1,238,038


--------------------------------------------------------------------------------
18 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

NR      St Johns Cnty Comm Dev Dist
        (Julington Creek Plantation) Ser 97
        6.70%, 5/01/07 ...........................    $   890    $      983,646
Baa2    Volusia Cnty Ed Fac
        (Embry-Riddle Aero Univ) Ser 96A
        6.125%, 10/15/26(b) ......................      6,135         6,383,652
NR      West Palm Beach Comm Dev Dist Rev
        (Hamal) Ser 01
        6.65%, 5/01/21 ...........................      1,100         1,106,127
                                                                 --------------
                                                                    125,222,683
                                                                 --------------
        Illinois - 4.4%
AAA     Chicago Arpt Rev
        (Midway Arpt) MBIA Ser 98B
        5.00%, 1/01/35 ...........................      5,200         5,109,832
AAA     Chicago Arpt Rev
        (O'Hare Int'l Arpt) MBIA Ser 02A AMT
        5.375%, 1/01/32 ..........................     10,000        10,103,700
AAA     Chicago HFA SFMR
        Mtg Rev GNMA/FNMA/FHLMC
        Ser 00A AMT
        5.60%, 9/01/19 ...........................        980           995,847
Aaa     Chicago HFA SFMR
        Mtg Rev GNMA/FNMA/FHLMC
        Ser 98A-1 AMT
        6.45%, 9/01/29(b) ........................      2,065         2,127,198
Aaa     Chicago HFA SFMR
        Mtg Rev GNMA/FNMA/FHLMC
        Ser 98C-1 AMT
        6.30%, 9/01/29(b) ........................      1,735         1,782,764
Aaa     Chicago HFA SFMR
        Mtg Rev GNMA/FNMA/FHLMC
        Ser 99A AMT
        6.35%, 10/01/30(b) .......................      1,920         2,041,728
Aaa     Chicago HFA SFMR
        Mtg Rev GNMA/FNMA/FHLMC
        Ser 99C AMT
        7.05%, 10/01/30(b) .......................      1,195         1,276,714
AAA     Met Pier & Expo Auth Special Tax Rev
        (Mccormick Place) Ser 02A
        5.25%, 6/15/42 ...........................      3,750         3,841,800
                                                                 --------------
                                                                     27,279,583
                                                                 --------------
        Iowa - 0.8%
A       Iowa Dev Fin Auth
        Tobacco Settlement Bonds
        Ser 01B 5.60%, 6/01/35 ...................      5,450         4,760,956
                                                                 --------------


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 19

------------------------
      NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        Louisiana - 0.8%
BBB     De Soto Parish PCR
        (Intl Paper Co) Ser 02A
        5.00%, 10/01/12 ..........................    $ 4,000    $    3,914,280
Baa3    Louisiana Airport Facility
        (Cargo ACQ Grp) Ser 02 AMT
        6.65%, 1/01/25(b) ........................      1,250         1,251,675
                                                                 --------------
                                                                      5,165,955
                                                                 --------------
        Maine - 0.4%
BBB     Jay Environmental Impt PCR
        (Int'l Paper) Ser 99A AMT
        6.25%, 9/01/23 ...........................      2,300         2,343,424
                                                                 --------------
        Maryland - 1.2%
Aa2     Maryland CDA SFMR
        Mtg Rev Ser 00A AMT
        6.10%, 7/01/38(b) ........................      6,285         6,569,271
NR      Maryland IDR Eco Dev
        (Med Waste Assoc) Ser 89 AMT
        8.75%, 11/15/10 ..........................      1,365           944,061
                                                                 --------------
                                                                      7,513,332
                                                                 --------------
        Massachusetts - 6.6%
AA      Massachusetts Dev Fin Agy Hlth Fac
        (Seven Hills) Ser 99 Asset Gty
        5.15%, 9/01/28 ...........................      6,035         6,053,829
AAA     Massachusetts GO
        FGIC Ser 02C
        5.50%, 11/01/13 ..........................      2,265         2,599,473
AAA     Massachusetts HFA SFMR
        Residential Dev FNMA Ser 92A
        6.90%, 11/15/24 ..........................      2,500         2,549,725
A+      Massachusetts Port Auth
        Ser 99D AMT
        6.00%, 7/01/29 ...........................      7,500         7,986,375
AAA     Massachusetts Port Auth Spec Fac
        (BosFuel Corp) MBIA Ser 97 AMT
        6.00%, 7/01/36 ...........................     13,825        14,953,673
AAA     Massachusetts Port Auth Spec Fac
        (Delta Airlines) AMBAC Ser 01A AMT
        5.00%, 1/01/27 ...........................      5,800         5,735,446
A3      New England Ed Loan Mktg Corp
        Student Loan Rev Ser 93H AMT
        6.90%, 11/01/09(b) .......................      1,500         1,750,005
                                                                 --------------
                                                                     41,628,526
                                                                 --------------


--------------------------------------------------------------------------------
20 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        Michigan - 4.5%
BB-     Detroit Local Dev Fin Auth
        (DaimlerChrysler Jefferson
        North Assembly Plant) Ser 98A
        5.50%, 5/01/21 ...........................    $   580    $      490,541
AAA     Michigan HDA MFHR
        Rental Hsg Rev AMBAC Ser 97A AMT
        6.10%, 10/01/33 ..........................      1,000         1,045,670
A       Michigan Hosp Fin Auth
        (Sparrow Med Center) Ser 01
        5.625%, 11/15/36 .........................      2,650         2,663,064
AA-     Michigan Hosp Fin Auth
        (Trinity Health) Ser 00A
        6.00%, 12/01/27 ..........................      4,515         4,783,462
A-      Michigan Strategic Fund PCR
        (Detroit Edison) Ser 01B AMT
        5.65%, 9/01/29 ...........................      1,000         1,003,350
BB-     Midland Cnty PCR
        (CMS Energy) Ser 00A AMT
        6.875%, 7/23/09 ..........................      8,000         8,013,760
A       Saginaw Hosp Fin Auth
        (Covenant Med Ctr) Ser 00F
        6.50%, 7/01/30 ...........................      7,125         7,564,470
AA      Troy Downtown Dev Auth
        Ser 95A Asset Gty
        6.375%, 11/01/18 .........................      2,500         2,860,525
                                                                 --------------
                                                                     28,424,842
                                                                 --------------
        Minnesota - 3.8%
AAA     Duluth GO
        Arpt Lease Rev Ser 95C AMT
        6.25%, 8/01/14 ...........................      5,000         5,458,400
Aaa     Eagan MFHR
        (Woodridge Apts Proj) GNMA Ser 97A
        5.95%, 2/01/32(b) ........................      1,600         1,670,880
AAA     Minn-St. Paul Met Arpt Rev
        FGIC Ser 00B AMT
        6.00%, 1/01/21 ...........................      4,020         4,370,664
AAA     Minn-St. Paul Met Arpt Rev
        FGIC Ser 99B AMT
        5.625%, 1/01/16 ..........................      7,920         8,454,125
AA-     St Cloud Higher Ed
        (MN St. Univ Proj) Ser 02
        5.00%, 5/01/23 ...........................      1,000           994,920
Aaa     St Paul Hsg & Redev Auth MFHR
        (Wellington Proj) Ser 99A
        5.10%, 2/01/24(b) ........................      3,000         3,031,920
                                                                 --------------
                                                                     23,980,909
                                                                 --------------


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 21

------------------------
      NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        Mississippi - 0.3%
BBB     Warren Cnty Environmental Impt Rev PCR
        (Int'l Paper) Ser 99A AMT
        6.25%, 9/01/23 ...........................    $ 1,800    $    1,840,176
                                                                 --------------
        Missouri - 0.3%
Baa3    Kansas City Arpt Fac Rev
        (Csrgo ACQ Grp) Ser 02
        6.25%, 1/01/30 ...........................      2,000         1,974,060
                                                                 --------------
        Montana - 1.2%
B       Montana Board of Investments PCR
        (Stillwater Mining) Ser 00 AMT
        8.00%, 7/01/20 ...........................      8,000         7,749,520
                                                                 --------------
        Nebraska - 0.5%
AAA     Nebraska Inv Fin Auth Hosp Rev
        (Bishop Clarkson Mem) MBIA Ser 91
        8.98%, 12/08/16(c) .......................      3,000         3,051,570
                                                                 --------------
        Nevada - 0.8%
AAA     Reno Special Tax Rev
        (RetracTransp Proj) AMBAC Ser 02
        5.25%, 6/01/41 ...........................      5,000         5,082,550
                                                                 --------------
        New Hampshire - 1.3%
AAA     Keene HDA MFHR
        (Central Square) FHA Ser 90A Sec 8
        7.50%, 2/01/25 ...........................      3,010         3,357,173
BBB+    New Hampshire Bus Fin Auth PCR
        (Public Service Co) Ser 93E AMT
        6.00%, 5/01/21 ...........................      4,500         4,558,365
A+      New Hampshire Hlth & Ed Fac Hosp Rev
        (Exeter Hosp) Ser 01
        5.75%, 10/01/31 ..........................        500           501,980
                                                                 --------------
                                                                      8,417,518
                                                                 --------------
        New Jersey - 0.5%
B+      New Jersey Eco Dev Auth Spec Fac
        (Continental Airlines) Ser 00 AMT
        7.20%, 11/15/30 ..........................      5,950         3,407,803
                                                                 --------------
        New York - 1.0%
A       New York GO
        Ser 97A
        6.25%, 8/01/17 ...........................      5,750         6,454,835
                                                                 --------------
        Ohio - 8.4%
BBB     Cuyahoga Cnty Hosp Rev
        (Univ Hosp Hlth) Ser 00
        7.50%, 1/01/30 ...........................        750           823,418


--------------------------------------------------------------------------------
22 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

A       Franklin Cnty
        (OCLC Online Computer Libry Ctr) Ser 98
        5.20%, 10/01/20 ..........................    $ 1,200    $    1,236,408
AAA     Hamilton Cnty
        (Sales Tax) AMBAC Ser 00B
        5.25%, 12/01/32(d) .......................     29,475        30,036,793
AAA     Ohio Air Quality Dev Auth PCR
        (JMG Co) AMBAC Ser 94B AMT
        6.375%, 4/01/29 ..........................      6,925         7,558,707
Aaa     Ohio HFA SFMR
        (Mtg Rev) GNMA Ser 00A-1 AMT
        6.35%, 9/01/31(b) ........................      7,350         7,743,372
Baa2    Toledo Lucas Cnty Port Fac
        (CSX Transp) Ser 92
        6.45%, 12/15/21(b) .......................      4,730         5,156,788
                                                                 --------------
                                                                     52,555,486
                                                                 --------------
        Oregon - 0.6%
Aa2     Oregon Hsg & Cmty Svcs Dept SFMR
        Mtg Rev Ser 02B
        5.45%, 7/01/32(b) ........................      4,000         4,049,440
                                                                 --------------
        Pennsylvania - 5.7%
AA-     Cambria Cnty Water Auth
        Cambria Township Ser 93A AMT
        6.00%, 12/01/12 ..........................        520           521,373
A       Montgomery Cnty
        Higher Ed & Hlth Auth Rev
        (Abinton Mem Hosp) Ser 93 02A
        5.125%, 6/01/32 ..........................      2,000         1,839,100
BBB     Pennsylvania Econ Dev Auth
        Waste Wtr Revs (Sun Co) Ser 94A AMT
        7.60%, 12/01/24 ..........................      5,000         5,330,650
AAA     Pennsylvania Higher Ed
        Student Loan Rev AMBAC Ser 88D AMT
        6.05%, 1/01/19 ...........................      4,900         5,021,177
A+      Pennsylvania Higher Ed Hosp Rev
        (UPMC) Ser 01A
        6.00%, 1/15/31 ...........................      3,845         3,973,500
AAA     Philadelphia Utility
        (Gas Works) FSA Ser 3
        5.125%, 8/01/31 ..........................      5,000         5,022,350
AAA     South Central Gen Auth Hosp Rev
        (Wellspan Hlth) MBIA Ser 01
        5.25%, 5/15/31 ...........................      6,300         6,413,337
AAA     Washington Cnty
        Capital Funding AMBAC Ser 99
        6.15%, 12/01/29 ..........................      6,480         7,451,611
                                                                 --------------
                                                                     35,573,098
                                                                 --------------


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 23

------------------------
      NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        Puerto Rico - 0.2%
AAA     Puerto Rico Hsg Fin Corp Rev
        (Mtg Rev) GNMA Ser 98A AMT
        5.20%, 12/01/32 ..........................    $   990    $      997,554
                                                                 --------------
        South Carolina - 4.2%
A       South Carolina
        Tobacco Settlement Bonds Ser 01
        6.375%, 5/15/28 ..........................     26,850        26,247,486
                                                                 --------------
        Tennessee - 1.2%
BBB     Memphis Shelby Cnty Spec Fac
        (Federal Express) Ser 93 AMT
        6.20%, 7/01/14 ...........................      7,200         7,434,144
                                                                 --------------
        Texas - 16.9%
BB-     Alliance Arpt Auth Fac Imp
        (American Airlines) Ser 90 AMT
        7.50%, 12/01/29 ..........................      6,830         1,912,742
BBB     Alliance Arpt Auth Spec Fac
        (Federal Express) Ser 96 AMT
        6.375%, 4/01/21 ..........................     23,000        24,255,340
AAA     Corpus Christi Arpt Rev
        (Corpus Christi Int'l) FSA Ser 00B
        5.375%, 2/15/30 ..........................      7,100         7,268,696
BB-     Dallas Fort Worth Texas Arpt Fac Imp
        (American Airlines) Ser 99 AMT
        6.375%, 5/01/35 ..........................      3,315           925,415
AAA     Dallas Fort Worth Texas Arpt Fac Imp
        Arpt Rev FGIC Ser 01A AMT
        5.50%, 11/01/35 ..........................     20,000        20,513,000
Baa3    Grapevine Arpt Fac Rev
        (Cargo ACQ Grp) FGIC Ser 02 AMT
        6.50%, 1/01/24(b) ........................      1,000           989,690
AAA     Harris County
        Toll Road Revenue Series 02
        5.125%, 8/15/32 ..........................      5,000         5,016,750
B+      Houston Arpt Fac Rev
        (Continental Airlines) Ser 01E AMT
        6.75%, 7/01/29 ...........................      2,100         1,103,025
        7.00%, 7/01/29 ...........................     11,875         6,453,944
B+      Houston Arpt Fac Rev
        (Continental Airlines) Ser 97B AMT
        6.125%, 7/15/27 ..........................      8,000         3,877,280
B+      Houston Arpt Fac Rev
        (Continental Airlines) Ser 98C AMT
        5.70%, 7/15/29 ...........................      8,000         3,517,360


--------------------------------------------------------------------------------
24 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

Baa3    Houston IDC Arpt Fac Rev
        (Cargo ACQ Grp) Ser 02 AMT
        6.375%, 1/01/23(b) .......................    $ 3,000    $    2,938,110
AAA     Lower Colorado River Auth Rev
        Series 02
        5.00%, 5/15/31 ...........................      3,000         3,007,260
BBB     Sabine River Auth PCR
        (Texas Util Elec Proj) Ser 01B AMT
        5.75%, 5/01/30 ...........................     13,000        11,432,200
AAA     Texas Turnpike Auth
        Turnpike Rev AMBAC Series 02A
        5.50%, 8/15/39 ...........................      7,500         7,857,525
BBB     Tyler Health Fac Auth Hosp Rev
        (Mother Francis Hospital Regl Hlth) Ser 01
        6.00%, 7/01/31 ...........................      5,000         4,945,550
                                                                 --------------
                                                                    106,013,887
                                                                 --------------
        Virginia - 0.2%
A-2     Arlington IDA Hosp Rev
        (Arlington Hlth Sys) Ser 01
        5.25%, 7/01/31(b) ........................      1,000           994,060
                                                                 --------------
        Washington - 0.6%
AAA     King Cnty
        Sewer Rev FSA Series 02A
        5.25%, 1/01/32 ...........................      4,000         4,049,000
                                                                 --------------
        Wisconsin - 2.6%
A       Badger TSASC
        Tobacco Settlement Bonds Ser 02
        6.125%, 6/01/27 ..........................      4,650         4,464,651
        6.375%, 6/01/32 ..........................     10,000         9,620,600
Baa3    Milwaukee Arpt Rev
        (Cargo ACQ Grp) Ser 02 AMT
        6.50%, 1/01/25(b) ........................      2,345         2,320,331
                                                                 --------------
                                                                     16,405,582
                                                                 --------------
        Total Long-Term Municipal Bonds
          (cost $611,054,305) ....................                  607,981,502
                                                                 --------------
        Short-Term Municipal Notes(g) - 1.7%
        Alaska - 0.2%
A-1+    Valdez IDR
        (BP Amoco Pipelines Project) Ser 01K
        2.00%, 7/01/37 ...........................      1,400         1,400,000
                                                                 --------------


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 25

------------------------
      NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        Illinois - 0.5%
AAA     Illinois Dev Fin Auth PCR
        (Illinois Power) AMBAC Ser 01
        2.125%, 11/01/28 .........................    $ 2,000    $    2,000,000
A-1     Illinois Hlth Fac
        (Resurrection Health) FSA Ser 99A
        2.00%, 5/15/29 ...........................        700           700,000
                                                                 --------------
                                                                      2,700,000
                                                                 --------------
        Oklahoma - 0.4%
A-1+    Tulsa Cnty INDL Auth
        (Montercau Warren Woods Proj) Ser 02A
        2.00%, 7/01/32 ...........................      2,400         2,400,000
                                                                 --------------
        Wyoming - 0.6%
A-1+    Lincoln Cnty PCR AMT
        (Exxon Proj) Ser 87B
        2.00%, 7/01/17 ...........................      3,900         3,900,000
                                                                 --------------
        Total Short-Term Municipal Notes(d)
          (cost $10,400,000) .....................                   10,400,000
                                                                 --------------
        Total Investments - 98.6%
          (cost $621,454,305) ....................                  618,381,502
        Other assets less liabilities - 1.4% .....                    8,714,130
                                                                 --------------
        Net Assets - 100% ........................               $  627,095,632
                                                                 ==============

See footnote summary on page 52.

See Glossary of Terms on page 53.

See notes to financial statements.


--------------------------------------------------------------------------------
26 o ALLIANCE MUNICIPAL INCOME FUND

                                                      --------------------------
                                                      INSURED NATIONAL PORTFOLIO
                                                      PORTFOLIO OF INVESTMENTS
                                                      --------------------------

INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2002

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        MUNICIPAL BONDS - 99.0%

        Long-Term Municipal Bonds - 98.4%
        Alaska - 17.1%
AAA     Alaska Hsg Fin Corp MFHR
        (Mtg Rev) MBIA Ser 96A
        6.05%, 12/01/17 ..........................    $ 1,125    $    1,169,044
AAA     Alaska Hsg Fin Corp SFMR
        (Mtg Rev) MBIA Ser 97A
        6.00%, 6/01/27 ...........................     25,000        25,510,750
        6.10%, 12/01/37 ..........................     10,000        10,326,700
                                                                 --------------
                                                                     37,006,494
                                                                 --------------
        California - 4.1%
AAA     Lancaster GO
        MBIA Ser 01
        Zero coupon, 8/01/22 .....................      2,380           828,192
NR      Los Angeles Cnty Comm Fac Dist #92-1
        (Castaic Union SD Northlake Proj) Ser 92
        9.00%, 10/01/19 (e) (f) ..................      8,710         5,922,887
AAA     San Bernardino Cnty Redev
        (Ontario Proj #1) MBIA Ser 93 ETM
        5.80%, 8/01/23 ...........................      2,000         2,078,140
                                                                 --------------
                                                                      8,829,219
                                                                 --------------
        Colorado - 6.1%
AAA     Denver City & Cnty
        Arpt Sys Rev MBIA Ser 95A
        5.70%, 11/15/25 ..........................      6,375         6,824,437
AAA     Northwest Parkway Auth
        Toll Rev FSA Ser 01C
        Zero coupon, 6/15/25 .....................     10,000         6,316,600
                                                                 --------------
                                                                     13,141,037
                                                                 --------------
        Florida - 3.4%
NR      Collier Cnty Comm Fac Dist
        (Fiddler's Creek) Series 99A
        5.875%, 5/01/21 ..........................      4,055         3,994,337
AA      Volusia Cnty Hlth Fac Auth
        (John Knox Village) Asset Gty Ser 96A
        6.00%, 6/01/17 ...........................      3,000         3,287,820
                                                                 --------------
                                                                      7,282,157
                                                                 --------------


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 27

--------------------------
INSURED NATIONAL PORTFOLIO
  PORTFOLIO OF INVESTMENTS
--------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        Illinois - 4.9%
AAA     Chicago Stadium Rev
        (Soldier Field) AMBAC Series 01
        Zero coupon, 6/15/30 .....................    $10,000    $    6,699,900
AAA     Met Pier & Expo Auth Special Tax Rev
        (Mccormick Place) Ser 02A
        5.25%, 6/15/42 ...........................      3,750         3,841,800
                                                                 --------------
                                                                     10,541,700
                                                                 --------------
        Massachusetts - 8.0%
AAA     Massachusetts GO
        FGIC Ser 02C
        5.50%, 11/01/13 ..........................      1,800         2,065,806
AAA     Massachusetts HFA MFHR
        Residential Dev AMBAC Ser 93A
        6.15%, 10/01/15 ..........................      3,500         3,635,870
AA      Massachusetts Hlth & Ed Facs Auth
        (Berkshire Hlth Sys) Asset Gtg Ser 01E
        5.70%, 10/01/25 ..........................      8,500         8,849,945
AA      Massachusetts Hlth & Ed Facs Auth
        (Cap Cod Healthcare) Asset Gtg Ser 01C
        5.25%, 11/15/31 ..........................      2,900         2,887,095
                                                                 --------------
                                                                     17,438,716
                                                                 --------------
        Michigan - 11.4%
AAA     Detroit Swr Sys Rev
        FGIC Ser 93A
        9.494%, 7/01/23(c) .......................      6,210         6,755,238
AAA     Detroit Water Supply Systems
        FGIC Series 01B
        5.50%, 7/01/33 ...........................      1,450         1,519,165
AAA     Kalamazoo HFA Hosp Rev
        (Borgess Med Ctr) FGIC Ser 94A ETM
        8.558%, 6/01/11(c) .......................      5,140         5,713,830
AAA     Michigan
        (State Trunk Line Fund) FSA Ser 01A
        5.25%, 11/01/30 ..........................      1,000         1,015,750
AAA     Michigan Strategic Fund
        (Detroit Edison Co) MBIA Ser 95AA
        6.40%, 9/01/25 ...........................      2,335         2,619,613
A       Pontiac Tax Increment Finance Auth Rev
        (Tax Increment Dev Area #2) ACA Ser 02
        5.625%, 6/01/22 ..........................        700           717,066
AAA     Royal Oak Hosp Fin Auth Hosp Rev
        (William Beaumont) MBIA Ser 01M
        5.25%, 11/15/35 ..........................      1,300         1,318,642
AAA     Wayne Charter Cnty
        (Detroit Metro Arpt Hotel Rev) MBIA Ser 01A
        5.00%, 12/01/30 ..........................      5,170         5,115,922
                                                                 --------------
                                                                     24,775,226
                                                                 --------------


--------------------------------------------------------------------------------
28 o ALLIANCE MUNICIPAL INCOME FUND

                                                      --------------------------
                                                      INSURED NATIONAL PORTFOLIO
                                                      PORTFOLIO OF INVESTMENTS
                                                      --------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        Minnesota - 6.4%
Aaa     Eagan MFHR
        (Woodridge Apts Proj) GNMA Ser 97A
        5.95%, 2/01/32(b) ........................    $   805    $      840,661
AA      Waconia Hlth Fac
        (Ridgeview Med Ctr) Asset Gty Ser 99A
        6.125%, 1/01/29 ..........................     12,095        13,115,939
                                                                 --------------
                                                                     13,956,600
                                                                 --------------
        Nevada - 0.9%
AAA     Reno Special Tax Rev
        (Retrac Transp Proj) AMBAC Ser 02
        5.25%, 6/01/41 ...........................      2,000         2,033,020
                                                                 --------------
        New Hampshire - 1.1%
AAA     New Hampshire Hlth & Ed Facs Auth Rev
        Hospital Rev (Mary Hitchcock Hosp)
        FSA Ser 02
        5.50%, 8/01/27 ...........................      2,250         2,355,165
                                                                 --------------
        New Jersey - 1.6%
A       New Jersey
        Tobacco Settlement Bonds Ser 02
        5.75%, 6/01/32 ...........................      2,500         2,380,675
AAA     New Jersey Hlth Care Fac Fin Auth
        (Jersey City Med) FHA AMBAC Ser 01
        5.00%, 8/01/41 ...........................      1,000           998,220
                                                                 --------------
                                                                      3,378,895
                                                                 --------------
        New York - 3.8%
AAA     Nassau Cnty Hlth Fac
        (Nassau Hlth Sys Rev) FSA Ser 99
        5.75%, 8/01/29 ...........................      7,600         8,226,620
                                                                 --------------
        Ohio - 9.0%
AAA     Akron Higher Ed
        (Univ of Akron) FGIC Ser 99
        5.75%, 1/01/29 ...........................      3,000         3,235,500
AAA     Hamilton Cnty
        Sales Tax AMBAC Ser 00B
        5.25%, 12/01/32 ..........................     10,100        10,292,506
AAA     Summit Cnty GO
        FGIC Ser 00 Pre-Refunded
        6.00%, 12/01/21 ..........................      5,000         5,929,450
                                                                 --------------
                                                                     19,457,456
                                                                 --------------
        Pennsylvania - 8.4%
AA-     Allegheny Cnty Hgr Ed Auth
        (Carnegie Mellon Univ)
        5.50%, 3/01/28 ...........................      7,665         7,941,400


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 29

--------------------------
INSURED NATIONAL PORTFOLIO
  PORTFOLIO OF INVESTMENTS
--------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

AAA     Pennsylvania Turnpike Transp Rev
        AMBAC Ser 01
        5.25%, 7/15/41 ...........................    $10,000    $   10,146,400
AAA     Washington Cnty
        Capital Funding AMBAC Ser 99
        6.15%, 12/01/29 ..........................        200           229,988
                                                                 --------------
                                                                     18,317,788
                                                                 --------------
        Puerto Rico - 3.8%
AAA     Puerto Rico Elec Pwr Auth
        Elect Util Ser 02-1 XLCA
        5.25%, 7/01/22 ...........................      7,935         8,330,957
                                                                 --------------
        Rhode Island - 4.1%
AA      Rhode Island Eco Dev Auth
        (Providence Place Mall Proj)
        Asset Gty Ser 00
        6.125%, 7/01/20 ..........................      8,000         8,895,840
                                                                 --------------
        South Dakota - 0.9%
A       South Dakota
        Tobacco Settlement Bonds Series 02B
        6.50%, 6/01/32 ...........................      2,000         1,976,580
                                                                 --------------
        Texas - 1.8%
AAA     Texas Turnpike Auth
        Turnpike Rev AMBAC Series 02A
        5.50%, 8/15/39 ...........................      3,750         3,928,763
                                                                 --------------
        Washington - 0.4%
A       Washington
        Tobacco Settlement Bonds Ser 02
        6.50%, 6/01/26 ...........................        700           695,779
        6.625%, 6/01/32 ..........................        300           295,959
                                                                 --------------
                                                                        991,738
                                                                 --------------
        West Virginia - 1.2%
Aaa     Fairmont Higher Ed FGIC
        (Fairmont St Col) Ser 02
        5.375%, 6/01/27(b) .......................      2,500         2,580,525
                                                                 --------------
        Total Long-Term Municipal Bonds
          (cost $205,961,851) ....................                  213,444,496
                                                                 --------------


--------------------------------------------------------------------------------
30 o ALLIANCE MUNICIPAL INCOME FUND

                                                      --------------------------
                                                      INSURED NATIONAL PORTFOLIO
                                                      PORTFOLIO OF INVESTMENTS
                                                      --------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        Short-Term Municipal Notes(g) - 0.6%
        New York - 0.6%
A-1+    New York City GO
        Series 93-E5
        2.00%, 8/01/17 ...........................    $   800    $      800,000
A-1+    New York Energy Res & Dev Auth
        (Niagra Mohawk) PCR Ser 85A
        2.15%, 7/01/15 ...........................        500           500,000
                                                                 --------------
        Total Short-Term Municipal Notes(d)
          (cost $1,300,000) ......................                    1,300,000
                                                                 --------------
        Total Investments - 99.0%
          (cost $207,261,851) ....................                  214,744,496
        Other assets less liabilities - 1.0% .....                    2,049,337
                                                                 --------------
        Net Assets - 100% ........................               $  216,793,833
                                                                 ==============

See footnote summary on page 50.

See Glossary of Terms on page 51.

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 31

------------------------
      NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2002

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        MUNICIPAL BONDS - 99.6%

        Long-Term Municipal Bonds - 99.3%
        Florida - 0.7%
NR      Lee Cnty Comm Dev
        (Miromar Lakes) Series 00A
        7.375%, 5/01/32 ..........................    $ 2,500    $    2,639,925
NR      Manatee Cnty CDD
        (Heritage Harbor South) Series 02B
        5.40%, 11/01/08 ..........................      1,200         1,189,716
                                                                 --------------
                                                                      3,829,641
                                                                 --------------
        New York - 90.6%
Baa1    Cattaraugus Cnty Hgr Ed
        (Jamestown CC) Ser 00A
        6.50%, 7/01/30(b) ........................      1,000         1,079,480
AA      Cortland County IDA Hosp Rev
        (Cortland Mem Hosp) Radian
        5.25%, 7/01/32 ...........................      2,700         2,730,564
BBB     Essex Cnty IDR
        (Int'l Paper) Ser 95A AMT
        5.80%, 12/01/19 ..........................      5,000         5,032,450
Aaa     Glen Cove IDR
        (The Regency at Glen Cove)
        Ser 92B ETM
        Zero coupon, 10/15/19(b) .................     35,010        14,650,285
A-      Hempstead IDR
        (Adelphi Univ Civic Fac) Ser 02
        5.50%, 6/01/32 ...........................      1,500         1,534,665
BBB-    Herkimer Cnty IDR Hgr Ed
        (Herkimer CC Stud Hsg) Ser 00
        6.50%, 11/01/30 ..........................      2,000         2,150,540
Aaa     Horseheads CCRC
        (Appleridge Retrmt Cmmty)
        GNMA Ser 99
        5.75%, 9/01/41(b) ........................      4,000         4,217,440
AAA     Long Island Power Auth
        (Elec Rev) FSA Ser 01A
        5.25%, 9/01/28 ...........................     10,000        10,233,200
A       Monroe Cnty
        (Tobacco Settlement Bonds)
        Ser 00
        6.375%, 6/01/35 ..........................      3,200         3,346,912
Aa1     Monroe Cnty MFHR
        (Southview Towers Proj) Ser 00 AMT
        6.25%, 2/01/31(b) ........................      1,130         1,223,417


--------------------------------------------------------------------------------
32 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NEW YORK PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

A-      Nassau Cnty
        Tobacco Settlement Bonds Ser 99-1
        6.60%, 7/15/39 ...........................    $40,555    $   43,031,694
A       New York
        Tobacco Settlement TSASC Ser 99-1
        6.375%, 7/15/39 ..........................     10,875        11,506,294
A       New York City GO
        Ser 93D
        10.46%, 8/01/14(c) .......................     10,000        10,632,900
A       New York City GO
        Ser 96-J
        6.00%, 2/15/24 ...........................     11,200        12,132,960
AAA     New York City Hosp Rev
        (Health Sys) FSA Ser 02A
        5.125%, 2/15/23 ..........................      1,500         1,523,685
AA      New York City Housing Dev Corp MFHR
        Rental Hsg Series 02A AMT
        5.50%, 11/01/34 ..........................      1,250         1,265,663
AA      New York City Hsg Dev Corp
        MFHR (Rental Hsg) Ser 01C-2 AMT
        5.40%, 11/01/33 ..........................      3,030         3,031,697
A       New York City IDA
        (Magen David Yeshivah Proj) ACA Ser 02
        5.70%, 6/15/27 ...........................      2,500         2,583,525
Aa3     New York City IDA Ed Fac
        (Spence School)
        5.20%, 7/01/34(b) ........................      3,155         3,214,756
BBB-    New York City IDA Spec Fac
        (Airis JFK Proj) Ser 01A
        5.50%, 7/01/28 ...........................      9,000         8,292,510
BBB-    New York City IDA Spec Fac
        (British Airways) Ser 98 AMT
        5.25%, 12/01/32 ..........................      1,675           893,696
BB-     New York City IDR
        (American Airlines) Ser 90 AMT
        5.40%, 7/01/20 ...........................      3,500         1,225,035
BB-     New York City IDR
        (American Airlines) Ser 94 AMT
        6.90%, 8/01/24 ...........................     12,000         4,200,000
BBB+    New York City IDR
        (Terminal One LP) Ser 94 AMT
        6.125%, 1/01/24 ..........................     25,690        26,228,976
AA+     New York City Trans Fin Auth
        Ser 00B
        6.00%, 11/15/29 ..........................      6,000         7,096,860


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 33

------------------------
      NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

AA+     New York City Transitional Finance
        Authority
        Ser 02A
        5.50%, 11/01/26 ..........................    $ 5,000    $    5,561,600
A       New York City Trust Cultural Resources
        (Museum American Folk Art) ACA Ser 00
        6.125%, 7/01/30 ..........................      3,000         3,240,750
AAA     New York City Trust Cultural Resources
        (Museum of Modern Art) AMBAC Ser 01D
        5.125%, 7/01/31 ..........................     15,000        15,187,050
A       New York GO
        Ser 01B
        5.50%, 12/01/31 ..........................     12,000        12,187,800
A       New York GO
        Ser 97A
        6.25%, 8/01/17 ...........................     15,500        17,399,990
A       New York State Counties
        (Tobacco Settlement Bonds) Ser 00B
        6.625%, 6/01/42 ..........................     10,000        10,454,400
AA-     New York State Dorm Auth
        (State University Dorm Fac)
        5.00%, 7/01/32 ...........................      4,000         3,944,920
Aa3     New York State Dorm Auth Hlth Fac
        (FTT Sr Communities)
        5.70%, 7/01/29(b) ........................      4,000         4,278,560
A       New York State Metro Trans Auth
        Trans Rev Bonds Ser 02
        5.25%, 11/15/31 ..........................      5,000         5,081,800
AA-     New York State Metro Trans Auth
        Trans Rev Bonds Ser 02A
        5.125%, 1/01/29 ..........................     10,000        10,025,700
        5.125%, 11/15/31 .........................      5,500         5,514,905
        5.25%, 11/15/30 ..........................     10,000        10,163,600
AA      New York State UDC Spl Tax
        (Empire State) Ser 02A
        5.25%, 3/15/32 ...........................      4,445         4,543,679
BBB     Niagara Cnty IDA SWR
        (American Ref-Fuel Corp) Ser 01C AMT
        5.625%, 11/15/24 .........................      3,000         3,148,830
AAA     Niagara Frontier Trans Arpt Rev
        (Buffalo Niagara) MBIA AMT
        5.625%, 4/01/29 ..........................      2,500         2,594,475
AAA     Niagara Frontier Trans Arpt Rev
        (Gtr Buffalo Int'l) AMBAC Ser 94A AMT
        6.25%, 4/01/24 ...........................     16,125        17,189,089
AAA     NYS Dorm Auth Hlth Fac
        (Eger Rehab Ctr) FHA
        6.10%, 8/01/37 ...........................      4,250         4,626,975


--------------------------------------------------------------------------------
34 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NEW YORK PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

BBB-    NYS Dorm Auth Hosp Rev
        (Mount Sinai) Ser 00
        6.50%, 7/01/25 ...........................    $10,000    $   10,787,000
AAA     NYS Energy Res & Dev Auth
        (Brooklyn Union Gas) MBIA AMT
        9.566%, 7/08/26(c) .......................      6,000         6,220,680
A-      NYS Energy Res & Dev Auth
        (Long Island Ltg Co) Ser 95A AMT
        5.30%, 8/01/25 ...........................      7,500         7,630,650
AAA     NYS Energy Res & Dev Auth PCR
        (NYS Elec & Gas) MBIA Ser 87A AMT
        6.15%, 7/01/26 ...........................     15,000        16,288,500
AAA     NYS Energy Res & Dev Auth PCR
        (NYS Elec & Gas) MBIA Ser 88A AMT
        5.95%, 12/01/27 ..........................      6,700         7,034,464
Aa1     NYS Mtg Agy SFMR
        (Homeowner Mort) Ser 104 AMT
        4.80%, 10/01/22(b) .......................      2,045         1,973,711
AAA     NYS Mtg Agy SFMR
        (Homeowner Mort) Ser 24 AMT
        6.125%, 10/01/30 .........................     21,490        22,440,933
Aaa     NYS Mtg Agy SFMR
        (Homeowner Mort) Ser 29 AMT
        5.45%, 4/01/31(b) ........................      9,000         9,085,770
Aa1     NYS Mtg Agy SFMR
        (Homeowner Mort) Ser 82 AMT
        5.65%, 4/01/30(b) ........................      9,200         9,330,548
Aa1     NYS Mtg Agy SFMR
        (Homeowner Mort) Ser 84 AMT
        5.95%, 4/01/30(b) ........................     26,665        27,505,747
Aaa     NYS Mtg Agy SMFR
        (Homeowner Mort) Ser 31A AMT
        5.30%, 10/01/31(b) .......................     10,000        10,039,800
A+      Onondaga Cnty IDR
        (Anheuser Busch) Ser 99 AMT
        6.25%, 12/01/34 ..........................      3,500         3,715,005
AA      Onondaga Cnty PCR
        (Bristol-Myers Squibb) AMT
        5.75%, 3/01/24 ...........................      4,000         4,440,720
Baa3    Onondaga County IDA Arpt Fac
        (Cargo ACQ GRP) Ser 02 AMT
        6.125%, 1/01/32(b) .......................      1,000           979,290
AAA     Port Auth of NY & NJ
        (JFK Int'l Proj) MBIA Ser 97-6 AMT
        5.75%, 12/01/22 ..........................      8,820         9,442,957
AA-     Port Auth of NY & NJ
        Cons Rev (95th) AMT
        6.125%, 7/15/29 ..........................     16,075        17,045,448


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 35

------------------------
      NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

AAA     Port Auth of NY & NJ
        Cons Rev (96th) FGIC AMT
        6.60%, 10/01/23 ..........................    $   510    $      549,448
Baa3    Staten Island Hlth Fac
        (Staten Island Hosp) Ser 01B
        6.375%, 7/01/31(b) .......................      1,995         1,999,768
NR      Suffolk County IDR
        (Nissequogue Cogen Fac) Ser 98 AMT
        5.50%, 1/01/23 ...........................      7,750         7,197,115
AAA     Triborough Bridge & Tunnel Auth
        Gen Purp Rev MBIA Ser 02
        5.00%, 11/15/32 ..........................      8,000         8,018,640
AA-     Triborough Bridge & Tunnel Auth
        Gen Purp Rev Ser 02A
        5.00%, 1/01/32 ...........................      5,000         4,976,850
AA-     Triborough Bridge & Tunnel Auth
        Gen Purp Rev Ser 02B
        5.125%, 11/15/29 .........................      1,000         1,009,750
AAA     Troy Hsg Dev Corp MFHR
        (T.U.R.) FHA Ser 90C
        8.10%, 2/01/24 ...........................      1,155         1,196,083
A1      Ulster Cnty
        (Tobacco Settlement Bonds) Ser 01
        Zero coupon, 6/01/25(b) ..................      1,690         1,572,714
        Zero coupon, 6/01/40(b) ..................      1,630         1,041,162
        6.00%, 6/01/40(b) ........................      1,000         1,002,830
AAA     Yonkers IDA Hlth Fac
        (Malotz Pavilion Proj) MBIA Ser 99
        5.65%, 2/01/39 ...........................        700           735,357
                                                                 --------------
                                                                    511,464,267
                                                                 --------------
        Ohio - 1.5%
B+      Cleveland Arpt Rev
        (Continental Airlines) Ser 98 AMT
        5.375%, 9/15/27 ..........................     19,015         8,486,204
                                                                 --------------
        Puerto Rico - 4.6%
AAA     Puerto Rico Elec Pwr Auth
        Elec Util XLCA Ser 02-1
        5.25%, 7/01/22 ...........................     18,000        18,898,200
AAA     Puerto Rico Highway
        Trans Rev FSA Ser 02D
        5.00%, 7/01/27 ...........................      5,000         5,056,950
AAA     Puerto Rico Hsg Fin Corp. SFMR
        Ser 01A
        5.20%, 12/01/33 ..........................      2,000         2,025,580
                                                                 --------------
                                                                     25,980,730
                                                                 --------------


--------------------------------------------------------------------------------
36 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NEW YORK PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        Texas - 1.9%
B+      Harris Cnty Arpt Rev
        (Continental Airlines) Ser 98 AMT
        5.375%, 7/01/19 ..........................    $ 3,155    $    1,588,227
AAA     Harris Cnty Toll Road Rev
        FSA Ser 02
        5.125%, 8/15/32 ..........................      5,000         5,016,750
B+      Houston Arpt Fac Rev
        (Continental Airlines) Ser 01E AMT
        7.00%, 7/01/29 ...........................      8,125         4,415,856
                                                                 --------------
                                                                     11,020,833
                                                                 --------------
        Total Long-Term Municipal Bonds
          (cost $544,157,065) ....................                  560,781,675
                                                                 --------------
        Short-Term Municipal Notes(g) - 0.3%
        Illinois - 0.2%
AAA     Illinois Dev Fin Auth PCR
        AMBAC
        2.125%, 11/01/28 .........................      1,000         1,000,000
                                                                 --------------
        New York - 0.1%
A-1+    New York State Local Govt Asst. Corp.
        Series 94B
        1.75%, 4/01/23 ...........................        400           400,000
                                                                 --------------
        Total Short-Term Municipal Notes(d)
          (cost $1,400,000) ......................                    1,400,000
                                                                 --------------
        Total Investments - 99.6%
          (cost $545,557,065) ....................                  562,181,675
        Other assets less liabilities - 0.4% .....                    2,525,380
                                                                 --------------
        Net Assets - 100% ........................               $  564,707,055
                                                                 ==============

See footnote summary on page 52.

See Glossary of Terms on page 53.

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 37

------------------------
    CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2002

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        MUNICIPAL BONDS - 98.2%

        Long-Term Municipal Bonds - 98.2%
        California - 97.8%
A1      Alameda Cnty
        Tobacco Securitization Bonds Ser 02 A
        6.00%, 6/01/42(b) ........................    $ 3,000    $    2,955,210
AAA     Alameda Transp Auth
        MBIA Ser 99A
        Zero coupon, 10/01/36 ....................     39,940         6,303,730
        Zero coupon, 10/01/37 ....................      9,000         1,331,550
BBB+    Assoc Bay Area Gov Hosp Rev
        (Sharp Medical) Ser A
        6.125%, 8/15/20 ..........................     22,000        23,019,040
AAA     Assoc Bay Area Gov MFHR
        (Civic Cntr Dr Apt) FSA Ser 99-A AMT
        5.875%, 3/01/32 ..........................     16,880        17,506,417
NR      Brentwood Infrst Fin Auth
        Asses Dist Ser 02
        6.125%, 9/02/32 ..........................      5,000         4,955,500
NR      Calaveras Cnty Asses Dist #2
        (Saddle Creek) Ser 01
        7.00%, 9/01/26 ...........................      7,100         7,486,524
A+      California Cnty Tob Sec Agy
        (Fresno County) Ser 02
        6.00%, 5/01/37 ...........................      5,000         4,942,500
A       California Cnty Tob Sec Agy
        (Fresno County) Ser 02
        6.125%, 6/01/38 ..........................      5,000         4,960,300
A-      California Cnty Tob Sec Agy
        Gold Country (Placer County) Ser 02A
        5.75%, 6/01/27 ...........................      1,750         1,720,985
BBB-    California Ed Fac Hgr Ed
        (Col of Arts & Crafts) Ser 01
        5.875%, 6/01/30 ..........................      2,200         2,240,634
AAA     California GO (Veterans Housing)
        AMBAC Ser 02A
        5.35%, 12/01/27 ..........................     22,320        23,065,711
AAA     California GO
        Veterans Housing AMBAC Ser 95 AMT
        6.20%, 12/01/32 ..........................      3,000         3,337,230
        6.375%, 2/01/27 ..........................      4,385         4,402,540
AAA     California GO
        Veterans Housing FSA Ser 01 AMT
        5.60%, 12/01/19 ..........................      9,180         9,331,011
        5.65%, 12/01/24 ..........................     12,000        12,139,440
        5.70%, 12/01/28 ..........................      6,000         6,069,600


--------------------------------------------------------------------------------
38 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        CALIFORNIA PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

A+      California GO
        Veterans Housing Ser 00BJ9/10 AMT
        6.00%, 12/01/24 ..........................    $ 7,000    $    7,213,500
        6.05%, 12/01/32 ..........................      8,000         8,757,280
AAA     California HFA MFHR
        Mtg Rev MBIA Ser 97I AMT
        5.75%, 2/01/29 ...........................     11,500        11,828,325
A+      California HFA MFHR
        Mtg Rev Ser 92A AMT
        6.50%, 2/01/14 ...........................      4,865         4,980,155
AAA     California HFA SFMR
        Mtg Rev FHA Ser 95A-2 AMT
        6.45%, 8/01/25 ...........................      5,855         6,059,457
AAA     California HFA SFMR
        Mtg Rev FHA Ser 96R AMT
        6.15%, 8/01/27 ...........................      1,145         1,187,949
AAA     California HFA SFMR
        Mtg Rev FSA Ser 01B AMT
        Zero coupon, 8/01/31 .....................     50,750        10,120,057
AAA     California HFA SFMR
        Mtg Rev FSA Ser 01-M AMT
        Zero coupon, 8/01/32 .....................     44,255         7,634,873
AAA     California HFA SFMR
        Mtg Rev MBIA Ser 97M AMT
        5.60%, 8/01/29 ...........................      4,135         4,188,590
AAA     California HFA SFMR
        Mtg Rev MBIA Ser J AMT
        5.40%, 8/01/28 ...........................      1,015         1,017,456
AA      California HFA SFMR
        Mtg Rev Ser 99A-2 AMT
        5.25%, 8/01/26 ...........................      6,760         6,696,050
A       California Infra & Eco Dev Bank
        (American Ctr/Wine Food & Art)
        ACA Ser 99
        5.80%, 12/01/29 ..........................      8,515         8,878,080
A       California Infra Hosp Rev
        (Kaiser Hosp) Ser 01A
        5.55%, 8/01/31 ...........................     28,000        28,290,920
AAA     California Poll Ctl Fin Auth
        (Pacific Gas & Elec) MBIA Ser 96A AMT
        5.35%, 12/01/16 ..........................     15,500        16,518,040
CCC     California Poll Ctl Fin Auth
        (Pacific Gas & Elec) Ser 93A AMT
        5.875%, 6/01/23 ..........................     36,145        34,265,821
CCC     California Poll Ctl Fin Auth
        (Pacific Gas & Elec) Ser 93B AMT
        5.85%, 12/01/23 ..........................     36,510        34,484,060


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 39

------------------------
    CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

AAA     California Poll Ctl Fin Auth
        (So Calif Edison) MBIA Ser 99C AMT
        5.55%, 9/01/31 ...........................    $ 7,950    $    8,256,234
BB      California Poll Ctl Fin Auth
        (So Calif Edison) Ser 92B AMT
        6.40%, 12/01/24 ..........................      9,280         9,182,189
A       California Poll Ctl Fin Auth
        (Tracy Material Recovery)
        ACA Ser 99A AMT
        5.70%, 8/01/14 ...........................      3,670         3,994,612
AAA     California Rural MFA SFMR
        Mortgage Revenue
        GNMA/FNMA Ser 00B AMT
        6.25%, 12/01/31 ..........................      2,180         2,267,396
AAA     California Rural MFA SFMR
        Mortgage Revenue
        GNMA/FNMA Ser 00D AMT
        6.00%, 12/01/31 ..........................      5,200         5,466,292
AAA     California Rural MFA SFMR
        Mortgage Revenue
        GNMA/FNMA Ser 99A AMT
        5.40%, 12/01/30 ..........................      1,915         1,941,293
AAA     California Rural MFA SFMR
        Mortgage Revenue MBIA Ser 99A AMT
        5.40%, 12/01/30 ..........................      4,705         4,760,002
NR      California Statewide Comm Dev Auth
        (Drew College Prep) Ser 00
        7.25%, 10/01/30 ..........................      8,000         8,664,320
NR      California Statewide Comm Dev Auth
        (Live Oak Sch) Ser 00
        6.25%, 10/01/12 ..........................      1,000           992,660
NR      California Statewide Comm Dev Auth
        (Saint Mark's School) Ser 01
        6.75%, 6/01/28 ...........................      2,555         2,603,468
NR      California Statewide Comm Dev Auth
        (San Diego Space & Science Fndn)
        Ser 96
        7.50%, 12/01/16 ..........................      3,100         3,635,153
NR      California Statewide Comm Dev Auth
        (Sonoma Cntry Day Sch) Ser 99
        6.00%, 1/01/29 ...........................     14,000        14,106,540
CCC     California Statewide Comm Dev Auth
        (United Airlines) Ser 97 AMT
        5.625%, 10/01/34 .........................     11,835         1,775,250
NR      California Statewide Comm Dev Auth
        (Wildwood Elem School) Ser 01
        7.00%, 11/01/29 ..........................      8,000         8,324,160
NR      California Statewide Comm Dev Auth
        (Windward Sch) Ser 99
        6.90%, 9/01/23 ...........................      2,000         2,083,140


--------------------------------------------------------------------------------
40 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        CALIFORNIA PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

Aaa     California Statewide Comm Dev Auth Ed Fac
        (Loyola Marymount Univ) MBIA Ser 01
        Zero coupon, 10/01/36(b) .................    $ 7,615    $    1,201,876
        Zero coupon, 10/01/37(b) .................      7,615         1,126,639
        Zero coupon, 10/01/38(b) .................      6,615           926,563
        Zero coupon, 10/01/39(b) .................      7,120           944,183
Aaa     California Statewide Comm Dev Auth MFHR
        (Highland Creek Apts)
        FNMA Ser 01K AMT
        5.40%, 4/01/34(b) ........................      5,745         5,829,854
AAA     California Statewide Comm Dev Auth MFHR
        (Santa Paula Vlg Apt)
        FNMA Ser 98D AMT
        5.43%, 5/01/28 ...........................      2,090         2,115,519
A1      California Statewide Pooled Loan
        Tobacco Settlement Bonds Ser 02B
        6.00%, 5/01/43(b) ........................      5,000         4,903,100
NR      Carson Assess Dist
        (Dominguez Tech Ctr) Ser 01-1
        6.35%, 9/02/23 ...........................      3,825         3,978,382
        6.375%, 9/02/31 ..........................      5,000         5,181,500
AAA     Castaic Lake Wtr Agy
        (Wtr Sys Imp Proj) MBIA Ser 01A
        5.20%, 8/01/30 ...........................      4,625         4,733,503
BBB+    Central Calif Joint Powers Hosp Rev
        (Central Calif Comm Hosp) Ser 00
        6.00%, 2/01/30 ...........................      4,000         4,081,960
NR      Chino Comm Fac Dist #99-1
        (Spectrum West) Ser 99
        6.35%, 9/01/29 ...........................      3,450         3,523,520
NR      Chino Hills Comm Fac Dist
        (Fairfield Ranch) Ser 00
        6.95%, 9/01/30 ...........................      5,200         5,601,076
AA-     Chula Vista PCR
        (San Diego Gas & Elec) Ser 92A AMT
        6.40%, 12/01/27 ..........................     23,240        23,722,695
Aaa     Contra Costa Cnty MFHR
        (Byron Park Proj) GNMA Ser 93A AMT
        6.40%, 1/20/31(b) ........................     11,860        12,525,820
NR      Corona Comm Fac Dist #97-2
        (Eagle Glen) Ser 98
        5.875%, 9/01/23 ..........................      3,260         3,324,157
NR      Corona Comm Fac Dist #97-2
        (Eagle Glen) Ser 98 ETM
        5.875%, 9/01/23 ..........................      3,265         3,329,222
AAA     Cucamonga Cnty COP
        Wtr Dist FGIC Ser 01
        5.125%, 9/01/35 ..........................      5,000         5,093,250


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 41

------------------------
    CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

NR      Eastern Wtr Comm Fac Dist
        (Morningstar) Ser 02
        6.40%, 9/01/32 ...........................    $ 1,400    $    1,428,798
NR      Eastern Wtr Comm Fac Dist
        (Morningstar) Ser 02 Escrow
        6.40%, 9/01/32 ...........................      2,415         2,537,730
AA      El Centro Fin Auth Hosp Rev
        (El Centro Med Ctr) Ser 01
        5.375%, 3/01/26 ..........................     18,000        18,441,360
NR      Elk Grove Special Tax Assess Dist #1-A
        (Franklin Cmnty) Ser 02
        5.80%, 8/01/25 ...........................      1,000           999,900
        6.00%, 8/01/33 ...........................      5,000         5,058,650
NR      Encinitas Comm Fac Dist #1
        (Encinitas Ranch) Ser 98A
        6.00%, 9/01/30 ...........................     16,170        16,259,905
NR      Encinitas Rec Rev
        (Encinitas Ranch Golf Course) Ser 96A
        7.75%, 9/01/26 ...........................     10,250        11,046,015
NR      Fontana Comm Fac Dist #11
        (Heritage West End) Ser 99A
        6.50%, 9/01/28 ...........................      9,105         9,575,273
AAA     Foothill-De Anza
        (Cmnty Coll Dist) FGIC Ser 02
        5.00%, 8/01/30 ...........................      2,300         2,308,625
AAA     Garden Grove COP
        Financing Project AMBAC Ser 02A
        5.125%, 3/01/32 ..........................      2,820         2,874,426
A       Kern Cnty
        Tobacco Settlement Bonds Ser 02B
        6.25%, 6/01/37 ...........................      6,000         6,072,840
NR      Kern Cnty Comm Fac Dist #00-1
        (Tejon Ranch) Ser 00A
        7.20%, 9/01/30 ...........................      5,815         6,648,638
NR      Kern Cnty Comm Fac Dist #00-1
        (Tejon Ranch) Ser 00A ETM
        7.20%, 9/01/30 ...........................      4,110         4,699,210
NR      La Verne Comm Fac Dist # 88-1
        Spec Tax Ser 98
        5.875%, 3/01/14 ..........................      6,210         6,504,354
NR      Lammersville Sch Dist Comm Fac Dist
        (Mountain House) Ser 02
        6.375%, 9/01/32 ..........................      6,250         6,110,687
Baa1    Live Oak Sch Dist COP
        Lease Rev Ser 02
        5.20%, 8/01/32 (b) .......................      1,020           982,576
AA-     Long Beach Port Fac
        Harbor Rev Ser 93 AMT
        5.125%, 5/15/18(d) .......................     16,325        16,574,446


--------------------------------------------------------------------------------
42 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        CALIFORNIA PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

AAA     Los Angeles Cnty Arpt
        (Ontario Int'l Arpt) FGIC Ser 96A AMT
        6.00%, 5/15/22 ...........................    $12,780    $   14,016,082
AAA     Los Angeles Cnty Pub Works
        Lease Rev AMBAC Ser 97V- B
        5.125%, 12/01/29 .........................      3,400         3,437,026
AAA     Los Angeles Cnty Transp Auth
        Sales Tax Revenue FGIC Ser 00A
        5.25%, 7/01/30 ...........................      2,750         2,817,045
BB      Los Angeles Comm Redev MFHR
        (Grand Ctrl Proj) Ser 93A AMT
        5.85%, 12/01/26 ..........................      4,030         3,854,614
AA      Los Angeles Dept of Wtr & Pwr
        (Electric Revenue) Ser 01A
        5.125%, 7/01/41 ..........................      5,030         5,062,846
AAA     Los Angeles Dept of Wtr & Pwr
        Electric Revenue MBIA Ser 01A
        5.00%, 7/01/24 ...........................      8,500         8,552,020
AAA     Los Angeles Harbor Rev
        MBIA Ser 96B AMT
        6.20%, 8/01/25 ...........................     10,000        11,209,000
AA      Los Angeles Harbor Rev
        Ser 96B AMT
        5.375%, 11/01/23 .........................     13,250        13,667,242
AAA     Los Angeles MFHR
        (Park Plaza West) GNMA AMT
        5.50%, 1/20/43 ...........................      5,000         5,125,700
A1      Merced Cnty
        Tobacco Securitization Bonds Ser 02A
        5.875%, 6/01/43 ..........................      2,500         2,460,000
NR      Murrieta Vly Cmty Facs Dist #02-5-A
        Ser 02
        6.00%, 9/01/33 ...........................      1,000           960,620
A       No Calif / Sacramento
        Tobacco Settlement Bonds Ser 01A
        5.375%, 6/01/41 ..........................      5,500         4,910,400
AAA     No Calif Trans Agy Elec Rev
        (Calif-Oregon Trans) MBIA Ser 93A
        9.043%, 4/29/24 (c) ......................     21,750        23,066,310
NR      Novato Comm Fac Dist #94-1
        (Hamilton Field) Ser 95 ETM
        7.375%, 9/01/25 ..........................     10,535        11,161,938
NR      Ontario Calif Ltd. Assess Dist #107
        (Calif Commerce Ctr So)
        7.70%, 9/02/10 ...........................      4,835         5,005,482
AAA     Orange Cnty Arpt Rev
        (John Wayne Int'l) MBIA Ser 93 AMT
        5.50%, 7/01/18 ...........................      4,500         4,653,045


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 43

------------------------
    CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

NR      Orange Cnty Comm Fac Dist # 99-1
        (Ladera Ranch) Ser 99A
        6.70%, 8/15/29 ...........................    $ 3,000    $    3,221,400
AAA     Orange Cnty Sr Lien
        (Foothill/Eastern Corr) Ser 95A ETM
        Zero coupon, 1/01/24 .....................     10,255         3,377,074
        Zero coupon, 1/01/25 .....................     15,000         4,666,800
        Zero coupon, 1/01/27 .....................     10,000         2,780,200
        Zero coupon, 1/01/28 .....................     10,000         2,630,300
        Zero coupon, 1/01/30 .....................     27,935         6,590,146
AAA     Orange Cnty Sr Lien
        (San Joaquin Hills Transp Corr)
        MBIA ETM
        Zero coupon, 1/15/36 .....................     21,500         3,527,290
AAA     Orange Cnty Sr Lien
        (San Joaquin Hills Transp Corr)
        Ser 93 ETM
        Zero coupon, 1/01/17 .....................     16,000         8,393,280
        Zero coupon, 1/01/19 .....................     20,000         9,207,000
        Zero coupon, 1/01/20 .....................     20,000         8,615,200
        Zero coupon, 1/01/21 .....................     20,000         8,058,400
        Zero coupon, 1/01/23 .....................     35,000        12,218,850
        Zero coupon, 1/01/25 .....................     18,100         5,631,272
AAA     Palm Springs COP
        Ser 91B ETM
        Zero coupon, 4/15/21 .....................     64,500        25,385,910
AAA     Palm Springs Fin Auth Arpt Rev
        (Palm Springs Regional Arpt)
        MBIA Ser 92 AMT
        6.00%, 1/01/22 ...........................      6,860         6,974,356
A-      Placer Cnty Res Rec
        Wtrn Placer Wst Mgmt Ser 94 AMT
        6.75%, 7/01/14 ...........................      5,800         6,229,374
AAA     Pomona Pub Fin Auth Rev
        (Sewer Projs) MBIA Ser 02AF
        5.00%, 12/01/37 ..........................      1,405         1,407,150
        5.00%, 12/01/42 ..........................      1,790         1,780,710
AAA     Port of Oakland
        FGIC Series 02L AMT
        5.375%, 11/01/27 .........................      5,000         5,138,050
A-3     Port of Oakland Spec Fac
        Mitsui OSK Lines Ser 92A AMT
        6.80%, 1/01/19 ...........................      2,360         2,413,997
NR      Poway Comm Fac Dist #10-E
        Ser 02
        5.75%, 9/01/32 ...........................      3,350         3,225,045


--------------------------------------------------------------------------------
44 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        CALIFORNIA PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

NR      Rancho Santa Fe Comm Fac Dist #1
        (Santa Fe Vly) Ser 00
        6.60%, 9/01/20 ...........................    $ 1,135    $    1,171,184
        6.70%, 9/01/30 ...........................      7,475         7,670,471
NR      Riverside Cnty Assess Dist #161
        (Winchester Prop) Ser 94C
        10.00%, 9/02/14 ..........................      4,295         4,986,066
NR      Riverside Comm Fac Dist #89-1
        (MTN Cove) Ser 00
        6.50%, 9/01/25 ...........................      3,390         3,499,734
NR      Roseville Comm Fac Dist #1
        (Highland Reserve North) Ser 99
        6.30%, 9/01/25 ...........................      6,975         7,183,832
NR      Roseville Comm Fac Dist #1
        (No Central Roseville) Ser 99
        5.80%, 9/01/17 ...........................      7,015         7,240,532
AA-     Roseville GO
        High School District Ser 01E
        5.25%, 8/01/26 ...........................      2,435         2,498,286
AAA     Sacramento Cnty Arpt Sys Rev
        MBIA Ser 96A AMT
        5.90%, 7/01/24 ...........................      5,050         5,462,181
AAA     Sacramento Cnty Hsg Auth MFHR
        (Cottage Estates) FNMA Ser 00B AMT
        6.00%, 2/01/33 ...........................      5,300         5,631,409
Aaa     Sacramento Cnty Hsg Auth MFHR
        (Verandas Apts) FNMA Ser 00H AMT
        5.70%, 3/01/34(b) ........................      2,875         2,948,859
NR      Sacramento Comm Fac Dist #97-01
        (N Natomas) Ser 00B
        7.25%, 9/01/30 ...........................      5,400         6,210,054
NR      Sacramento Comm Fac Dist #97-01
        (No Natomas Proj) Ser 97A
        6.70%, 9/01/17 ...........................      5,970         6,269,575
        6.75%, 9/01/27 ...........................      9,370         9,814,606
NR      Sacramento Comm Fac Lease Rev
        (No Natomas Proj) Ser 99A
        6.25%, 9/01/23 ...........................      6,435         6,662,027
NR      Sacramento Con Ctr Hotel
        (Sheraton Grand) Ser 99A
        6.25%, 1/01/30 ...........................      9,000         8,808,120
NR      San Bernardino Cnty Comm Fac Dist
        Ser 02-1
        5.90%, 9/01/33 ...........................      4,750         4,567,268
NR      San Bernardino Cnty Comm Fac Dist #1
        (Rancho Etiwanda) Ser 01
        6.40%, 9/01/31 ...........................      8,000         8,252,000


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 45

------------------------
    CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

NR      San Bernardino Cnty Comm Fac Dist #1
        (Rancho Etiwanda) Ser 01 ETM
        6.40%, 9/01/31 ...........................    $ 3,150    $    3,249,225
Aaa     San Bernardino SFMR
        Mtg Rev GNMA/FNMA Ser 01-A1 AMT
        4.60%, 7/01/34(b) ........................      7,510         7,869,128
NR      San Clemente Asses Dist #98-1
        Ser 99
        6.05%, 9/02/28 ...........................      1,250         1,273,788
NR      San Clemente Asses Dist #98-1
        Ser 99 ETM
        6.05%, 9/02/28 ...........................      2,750         2,802,332
AAA     San Diego HFA MFHR
        Rental Hsg Rev GNMA/FNMA
        Ser 98C AMT
        5.25%, 1/20/40 ...........................      6,380         6,404,818
AAA     San Diego Hsg Auth MFHR
        (Vista La Rosa Apt) GNMA Ser 00A AMT
        6.00%, 7/20/41 ...........................     10,230        10,782,420
AAA     San Diego Pub Facs Fing Auth
        Water Rev MBIA Ser 02
        5.00%, 8/01/32 ...........................      3,500         3,513,125
AAA     San Francisco City & Cnty Int'l Arpt
        AMBAC Ser 94 II-6 AMT
        6.60%, 5/01/24 ...........................      5,000         5,361,200
AAA     San Francisco City & Cnty Int'l Arpt
        FGIC Ser 94 II-5 AMT
        6.50%, 5/01/24 ...........................     11,000        11,778,690
AAA     San Francisco City & Cnty Int'l Arpt
        FGIC Ser 96-II AMT
        6.25%, 5/01/26 ...........................      7,000         7,789,040
AAA     San Francisco City & Cnty Int'l Arpt
        FSA Ser 00A AMT
        6.125%, 1/01/27 ..........................      1,500         1,646,445
AAA     San Francisco City & Cnty Int'l Arpt
        MBIA Ser 10A AMT
        5.70%, 5/01/26 ...........................      9,385        10,012,387
AAA     San Francisco City & Cnty Int'l Arpt
        MBIA Ser 93 AMT
        6.20%, 5/01/20 ...........................      5,580         5,785,735
A       San Francisco Univ Ed Fac
        Student Hsg Rev ACA Ser 99
        5.25%, 7/01/32 ...........................     17,750        17,357,192
AAA     San Jose Arpt Rev
        (San Jose Arpts) FGIC Ser 93 AMT
        5.70%, 3/01/18 ...........................      8,825         9,083,749


--------------------------------------------------------------------------------
46 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        CALIFORNIA PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

AAA     San Jose Redev Special Tax
        MBIA Ser 02
        5.00%, 8/01/32 ...........................    $12,700    $   12,743,688
NR      Santa Margarita Wtr Fac Dist #99-1
        (Talega) Ser 99
        6.25%, 9/01/29 ...........................     22,800        23,356,092
        6.25%, 9/01/29 ...........................      4,545         4,674,760
AAA     So Calif HFA SFMR
        Mtg Rev GNMA/FNMA Ser 92A AMT
        6.75%, 9/01/22 ...........................        520           524,924
AAA     So Tahoe Joint Pwr Fin Auth
        Ser 95A CAP MAC
        5.75%, 10/01/25 ..........................      3,000         3,234,750
A       Southern CA/San Diego
        Tobacco Settlement Revenue Ser 01A
        5.625%, 6/01/43 ..........................     25,000        23,470,250
A+      Stanislaus Cnty
        Tobacco Securitization Bonds Ser 02A
        5.875%, 6/01/43 ..........................      2,500         2,458,500
NR      Stockton Calif Assmt Dist
        (West 8th St Proj) Ser 99
        6.30%, 9/02/21 ...........................      4,200         4,332,720
AAA     Univ of Calif Regents
        Hgr Ed FGIC Ser 01M
        5.125%, 9/01/30 ..........................     17,770        17,988,926
Baa2    West Kern COP
        Cnty Water Dist Ser 01
        5.625%, 6/01/31 (b) ......................      3,000         3,035,430
BBB+    Westminster Redev Agy MFHR
        (Rose Garden Apt) Ser 93A AMT
        6.75%, 8/01/24 ...........................      4,300         4,454,112
AAA     Yolo Cnty Hsg Auth MFHR
        (Waggener Ranch Apts) FHA Ser 91 AMT
        7.00%, 10/01/33 ..........................      8,830         9,153,178
NR      Yorba Linda Rec Rev
        (Black Gold Golf Proj) Ser 00
        7.50%, 10/01/30 ..........................      5,680         6,142,522
                                                                 --------------
                                                                  1,186,794,000
                                                                 --------------
        Florida - 0.3%
AAA     Indian River Sch Dist GO
        FSA Ser 02
        5.00%, 4/01/12 ...........................      3,640         4,012,881
                                                                 --------------
        Puerto Rico - 0.1%
BB-     Puerto Rico Port Auth
        (America Airlines) Ser 96A AMT
        6.25%, 6/01/26 ...........................      2,075           892,250
                                                                 --------------


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 47

------------------------
    CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        U.S. Virgin Islands - 0.0%
A3      Virgin Islands Dev Fin Auth
        Tobacco Settlement Bonds Ser 01
        5.00%, 5/15/31(b) ........................    $   500    $      464,205
                                                                 --------------
        Total Investments - 98.2%
          (cost $1,120,373,794) ..................                1,192,163,336
        Other assets less liabilities - 1.8% .....                   21,783,820
                                                                 --------------
        Net Assets - 100% ........................               $1,213,947,156
                                                                 ==============

See footnote summary on page 52.

See Glossary of Terms on page 53.

See notes to financial statements.


--------------------------------------------------------------------------------
48 o ALLIANCE MUNICIPAL INCOME FUND

                                                    ----------------------------
                                                    INSURED CALIFORNIA PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

INSURED CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2002

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

        MUNICIPAL BONDS - 100.1%

        Long-Term Municipal Bonds - 95.4%
        California - 93.5%
A1      Alameda Cnty
        Tobacco Securitization Bonds Ser 02A
        6.00%, 6/01/42(b) ........................    $ 2,000    $    1,970,140
AAA     Alameda Transp Auth
        MBIA Ser 99A
        Zero coupon, 10/01/37 ....................     31,340         4,636,753
A+      California Cnty Tob Sec Agy
        Fresno Cnty Ser 02
        6.00%, 5/01/37 ...........................      2,500         2,471,250
AAA     California GO
        Veterans Housing FSA Ser 01
        5.60%, 12/01/32 ..........................      5,500         5,600,100
AAA     California HFA MFHR
        Mtg Rev AMBAC Ser 95A
        6.25%, 2/01/37 ...........................      5,000         5,232,900
A       California Infra & Eco Dev Bank
        (American Ctr/Wine Food & Arts)
        ACA Ser 99
        5.75%, 12/01/24 ..........................      5,000         5,213,650
        5.80%, 12/01/29 ..........................      2,200         2,293,808
NR      California Statewide
        Comm Dev Auth Ed Fac
        (Live Oak School) Ser 00
        6.75%, 10/01/30 ..........................      6,000         6,107,820
AAA     Capistrano Sch Dist GO
        FGIC Ser 00A
        6.00%, 8/01/24 ...........................      1,550         1,723,197
AAA     Capistrano Sch Dist GO
        FSA Ser 01B
        Zero coupon, 8/01/20 .....................      8,465         3,364,245
        Zero coupon, 8/01/25 .....................     16,000         4,690,240
AAA     Castaic Lake Wtr Agy
        Wtr Sys Imp Proj AMBAC Ser 99A
        Zero coupon, 8/01/28 .....................     10,445         2,584,720
AAA     Chino Redev Agy Spec Tax
        AMBAC Ser 01A
        5.125%, 9/01/30 ..........................      4,360         4,413,715
AAA     Chino Redev Agy Spec Tax
        AMBAC Ser 01B ETM
        5.25%, 9/01/30 ...........................      5,540         5,677,170
AAA     Coronado Comm Dev Proj Tax Alloc
        FSA Ser 96
        6.00%, 9/01/26 ...........................      8,700         9,743,652


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 49

----------------------------
INSURED CALIFORNIA PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

AAA     Fontana Pub Fin Auth Tax Alloc
        (No Fontana) MBIA Ser 93A
        5.625%, 9/01/24 ..........................    $ 8,805    $    9,242,873
AAA     Foothill-De Anza
        (Cmnty Coll Dist) FGIC Ser 02
        5.00%, 8/01/30 ...........................      2,700         2,710,125
AAA     Glendale Hlth Fac
        (Glendale Mem Hosp)
        CONNIE LEE Ser 95A
        5.60%, 11/15/25 ..........................      2,000         2,111,140
AAA     La Mirada Tax Alloc
        Commercial Redev FSA Ser 95B
        5.90%, 8/15/24 ...........................      5,000         5,399,950
Aa      Lancaster Redev Agy MFHR
        (High Valley Apartments) FHA Ser 96A
        6.00%, 6/01/27(b) ........................      4,170         4,312,572
AAA     Long Beach
        (Aquarium of the Pacific Proj)
        AMBAC Ser 01
        5.25%, 11/01/30 ..........................      7,000         7,219,590
AAA     Los Angeles Comm Redev Tax Alloc
        (Bunker Hill Proj) FSA Ser 93H
        5.60%, 12/01/28 ..........................      4,000         4,143,920
AAA     Los Angeles Dept of Wtr & Pwr
        Electric Revenue FGIC Ser 01A
        5.125%, 7/01/41 ..........................      5,000         5,067,700
AAA     Los Angeles Dept of Wtr & Pwr
        Electric Revenue MBIA Ser 01A
        5.00%, 7/01/24 ...........................      8,900         8,954,468
AAA     Mojave Wtr Agy Imp Dist M
        (Morongo Basin Pipeline) FGIC Ser 96
        5.80%, 9/01/22 ...........................     10,000        10,990,800
AAA     Orange Cnty COP
        (Loma Ridge Data Ctr Proj) AMBAC
        6.00%, 6/01/21 ...........................      1,000         1,169,630
AAA     Orange Cnty Recovery Certificates
        MBIA Ser 96A
        6.00%, 7/01/26 ...........................      3,000         3,353,070
AAA     Orange Cnty Sr Lien
        (San Joaquin Hills Transp Corr)
        MBIA ETM
        Zero coupon, 1/15/32 .....................     10,000         2,039,900
        Zero coupon, 1/15/36 .....................     40,915         6,712,515
AAA     Poway Redev Agy Spec Tax
        (Paguay Proj) AMBAC Ser 01 ETM
        5.375%, 12/15/31 .........................      7,525         7,889,737
AAA     Redding COP
        Elec Sys Rev MBIA Ser 92A
        11.184%, 7/01/22(c) ......................      2,000         2,800,560


--------------------------------------------------------------------------------
50 o ALLIANCE MUNICIPAL INCOME FUND

                                                    ----------------------------
                                                    INSURED CALIFORNIA PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

AAA     Riverside Cnty Spec Tax
        (Jurupa Valley) AMBAC Ser 01
        5.125%, 10/01/35 .........................    $ 5,000    $    5,093,950
AAA     Riverside Cnty Spec Tax
        (Jurupa Valley) AMBAC Ser 01 ETM
        5.25%, 10/01/35 ..........................     10,000        10,335,200
AAA     Ross Valley GO
        School District FSA Ser 01
        Zero coupon, 7/01/26 .....................      6,780         1,887,213
AAA     Sacramento Muni Util Dist
        MBIA Ser 93E
        5.75%, 5/15/22 ...........................      5,000         5,180,650
AAA     San Diego Wtr Auth
        Wtr Ctfs Rev MBIA Ser 02A
        5.00%, 5/01/32 ...........................      2,000         2,008,100
AAA     San Jose Airport Rev
        FGIC Ser 01A
        5.00%, 3/01/31 ...........................     10,000         9,999,300
AAA     So Tahoe
        Joint Pwr Fin Auth Ser 95A CAP MAC
        5.75%, 10/01/25 ..........................      1,500         1,617,375
AAA     Univ of California Regents Hosp Rev
        (UCLA Med Ctr) MBIA Ser 94
        5.50%, 12/01/20 ..........................      1,685         1,749,856
                                                                 --------------
                                                                    187,713,554
                                                                 --------------
        Puerto Rico - 0.9%
A       Puerto Rico Tob Settlement Rev
        (Childrens Trust Fund) Ser 02
        5.625%, 5/15/43 ..........................      2,000         1,921,500
                                                                 --------------
        Washington - 1.0%
A       Washington
        Tobacco Settlement Bonds Ser 02
        6.50%, 6/01/26 ...........................      1,300         1,292,161
        6.625%, 6/01/32 ..........................        700           690,571
                                                                 --------------
                                                                      1,982,732
                                                                 --------------
        Total Long-Term Municipal Bonds
          (cost $180,432,779) ....................                  191,617,786
                                                                 --------------
        Short-Term Municipal Notes(g) - 4.7%
        California - 4.4%
VMIG-1  California Hlth Facs Fin Auth
        (Adventist Health Sys) Ser 02B
        1.95%, 9/01/25(b) ........................        500           500,000
VMIG-1  California Statewide Cmntys Dev Auth
        (Univ Retirement Comm of Davis Proj)
        Ser 98
        1.95%, 11/15/28 ..........................      2,700         2,700,000


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 51

----------------------------
INSURED CALIFORNIA PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Standard                                            Principal
& Poor's                                               Amount
Ratings(a)                                              (000)             Value
-------------------------------------------------------------------------------

A-1+    Irvine Asses Dist
        Ltd Oblig Asses Dist No 93-14
        2.00%, 9/02/25 ...........................    $   900    $      900,000
A-1+    Long Beach Resource Recovery
        (Southeast Fac Lease Rev) Ser 95A
        1.85%, 12/01/18 ..........................      2,500         2,500,000
A-1+    Los Angeles Dept of Wtr & Pwr
        (Elec Plant Rev Bonds) Ser 01B-3
        1.95%, 7/01/34 ...........................        500           500,000
A-1+    Metro Wtr Dist Southern CA
        (Wtr Rev Ref Bonds) Ser 01B-1
        1.80%, 7/01/20 ...........................      1,000         1,000,000
A-1     San Bernardino Uni Sch Dist COPS
        (Sch Fac Bridge Fundg) FSA Ser 01
        1.95%, 9/01/14 ...........................        200           200,000
A-1+    Southern California Pub Pwr Auth
        (Transmission Proj Rev) AMBAC
        1.80%, 7/01/19 ...........................        600           600,000
                                                                 --------------
                                                                      8,900,000
                                                                 --------------
        Illinois - 0.2%
AAA     Illinois Dev Fin Auth PCR
        (Illinois Power Proj) AMBAC Ser 01
        3.50%, 11/01/28 ..........................        300           300,000
                                                                 --------------
        New Jersey - 0.1%
VMIG-1  New Jersey GO
        Ser 95CB1
        1.90%, 2/15/11 (b) .......................        270           270,000
                                                                 --------------
        Total Short-Term Municipal Notes
          (cost $9,470,000) ......................                    9,470,000
                                                                 --------------
        Total Investments - 100.1%
          (cost $189,902,779) ....................                  201,087,786
        Other assets less liabilities - (0.1%) ...                     (266,845)
                                                                 --------------
        Net Assets - 100% ........................               $  200,820,941
                                                                 ==============

(a)  Unaudited.

(b)  Moody's or Fitch Rating (unaudited).

(c) Inverse floater security - security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(d) Position has been segregated to collateralize margin requirements for open futures contracts sold, with an aggregate market value as follows for each respective Portfolio: National Portfolio, $127,383; and California Portfolio, $152,292.

(e)  Security is in default and is non-income producing.

(f)  Illiquid security, valued at fair value (see Note A).

(g) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date(such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.


--------------------------------------------------------------------------------
52 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Glossary of Terms:

     ACA          American Capital Access Financial Guaranty Corporation
     AMBAC        American Municipal Bond Assurance Corporation
     AMT          Alternative Minimum Tax - (subject to)
     CAP MAC      Capital Markets Assurance Corporation
     CCRC         Congregate Care Retirement Center
     CDD          Community Development District
     CDA          Community Development Administration
     CONNIE LEE   Connie Lee Insurance Company
     COP          Certificate of Participation
     ETM          Escrow to Maturity
     FGIC         Financial Guaranty Insurance Company
     FHA          Federal Housing Administration
     FHLMC        Federal Home Loan Mortgage Corporation
     FNMA         Federal National Mortgage Association
     FSA          Financial Security Assurance Inc.
     GNMA         Government National Mortgage Association
     GO           General Obligation
     HDA          Housing Development Authority
     HFA          Housing Finance Authority
     HFC          Home Finance Corporation
     IDA          Industrial Development Authority
     IDC          Industrial Development Corporation
     IDR          Industrial Development Revenue
     MBIA         Municipal Bond Investors Assurance
     MFA          Mortgage Finance Authority
     MFHR         Multi-Family Housing Revenue
     MTN          Medium Term Note
     NR           Rating not applied for
     PCR          Pollution Control Revenue
     SFMR         Single Family Mortgage Revenue
     SWR          Solid Waste Revenue
     TSASC        Tobacco Settlement Asset Securitization Corporation
     TSC          Tobacco Settlement Corporation
     UDC          Urban Development Corporation
     UPMC         University on Pennsylvania Medical Center
     VA           Veterans Affairs
     XLCA         XL Capital Assurance Inc.

     See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 53

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2002

                                                                    Insured
                                                    National        National
                                                 =============   =============
Assets
Investments in securities, at value
   (cost: $621,454,305 and $207,261,851,
   respectively) ..............................  $ 618,381,502   $ 214,744,496
Cash ..........................................        443,044         219,960
Interest receivable ...........................     12,611,356       3,321,821
Receivable for capital stock sold .............      2,354,422         663,542
Receivable for investment securities sold .....      1,910,000       2,140,429
                                                 -------------   -------------
Total assets ..................................    635,700,324     221,090,248
                                                 =============   =============
Liabilities
Payable for investment securities purchased ...      4,928,200       3,125,146
Payable for capital stock redeemed ............      1,751,223         405,616
Dividends payable .............................      1,178,210         334,944
Distribution fee payable ......................        293,792          87,252
Unrealized depreciation of swap contracts .....        132,588         106,550
Advisory fee payable ..........................        108,073          93,290
Variation margin payable ......................         21,500              -0-
Accrued expenses ..............................        191,106         143,617
                                                 -------------   -------------
Total liabilities .............................      8,604,692       4,296,415
                                                 -------------   -------------
Net Assets ....................................  $ 627,095,632   $ 216,793,833
                                                 =============   =============
Composition of Net Assets
Capital stock, at par .........................  $      64,018   $      21,872
Additional paid-in capital ....................    679,399,447     215,504,484
Distributions in excess of net
   investment income ..........................     (1,178,210)       (334,944)
Accumulated net realized loss on
   investment transactions ....................    (47,893,342)     (5,773,674)
Net unrealized appreciation/depreciation
   of investment transactions .................     (3,296,281)      7,376,095
                                                 -------------   -------------
                                                 $ 627,095,632   $ 216,793,833
                                                 =============   =============
Class A Shares
Net assets ....................................  $ 411,408,273   $ 164,154,201
                                                 =============   =============
Shares of capital stock outstanding ...........     41,985,930      16,551,780
                                                 =============   =============
Class B Shares
Net assets ....................................  $ 122,655,845   $  35,048,005
                                                 =============   =============
Shares of capital stock outstanding ...........     12,530,608       3,542,450
                                                 =============   =============
Class C Shares
Net assets ....................................  $  93,031,514   $  17,591,627
                                                 =============   =============
Shares of capital stock outstanding ...........      9,501,952       1,777,412
                                                 =============   =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price
   per share ..................................         $ 9.80          $ 9.92
Sales charge--4.25% of public offering price ..            .43             .44
                                                        ------          ------
Maximum offering price ........................         $10.23          $10.36
                                                        ======          ======
Class B Shares
Net asset value and offering price per share ..         $ 9.79          $ 9.89
                                                        ======          ======
Class C Shares
Net asset value and offering price per share ..         $ 9.79          $ 9.90
                                                        ======          ======

See notes to financial statements.


--------------------------------------------------------------------------------
54 o ALLIANCE MUNICIPAL INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

                                                    New York       California
                                                 =============   ==============
Assets
Investments in securities, at value
   (cost: $545,557,065
   and $1,120,373,794, respectively) ..........  $ 562,181,675   $1,192,163,336
Cash ..........................................        259,573          152,560
Interest receivable ...........................      8,599,850       19,085,011
Receivable for investment securities sold .....      8,160,000       23,837,400
Receivable for capital stock sold .............        818,754        1,635,396
                                                 -------------   --------------
Total assets ..................................    580,019,852    1,236,873,703
                                                 =============   ==============
Liabilities
Payable for investment securities
   purchased ..................................     12,686,360       15,828,490
Dividends payable .............................        997,880        2,096,144
Payable for capital stock redeemed ............        721,212        3,775,136
Distribution fee payable ......................        291,025          607,254
Unrealized depreciation of swap contracts .....        268,947               -0-
Advisory fee payable ..........................         72,848          391,736
Variation margin payable ......................             -0-          13,500
Accrued expenses ..............................        274,525          214,287
                                                 -------------   --------------
Total liabilities .............................     15,312,797       22,926,547
                                                 -------------   --------------
Net Assets ....................................  $ 564,707,055   $1,213,947,156
                                                 =============   ==============
Composition of Net Assets
Capital stock, at par .........................  $      58,314   $      112,007
Additional paid-in capital ....................    569,147,866    1,191,681,442
Undistributed net investment income (loss) ....        460,656       (2,096,144)
Accumulated net realized loss on
   investment transactions ....................    (21,315,444)     (47,483,270)
Net unrealized appreciation of investment
   transactions ...............................     16,355,663       71,733,121
                                                 -------------   --------------
                                                 $ 564,707,055   $1,213,947,156
                                                 =============   ==============
Class A Shares
Net assets ....................................  $ 322,620,925   $  725,241,931
                                                 =============   ==============
Shares of capital stock outstanding ...........     33,299,476       66,910,329
                                                 =============   ==============
Class B Shares
Net assets ....................................  $ 184,699,837   $  279,696,682
                                                 =============   ==============
Shares of capital stock outstanding ...........     19,087,189       25,809,845
                                                 =============   ==============
Class C Shares
Net assets ....................................  $  57,386,293   $  209,008,543
                                                 =============   ==============
Shares of capital stock outstanding ...........      5,927,417       19,286,642
                                                 =============   ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price
   per share ..................................         $ 9.69           $10.84
Sales charge--4.25% of public offering price ..            .43              .48
                                                        ------           ------
Maximum offering price ........................         $10.12           $11.32
                                                        ======           ======
Class B Shares
Net asset value and offering price per share ..         $ 9.68           $10.84
                                                        ======           ======
Class C Shares
Net asset value and offering price per share ..         $ 9.68           $10.84
                                                        ======           ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 55

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

                                                                     Insured
                                                                    California
                                                                   ============
Assets
Investments in securities, at value
   (cost: $189,902,779) ........................................   $201,087,786
Cash ...........................................................         40,072
Receivable for investment securities sold ......................      1,274,975
Interest receivable ............................................      2,222,534
Receivable for capital stock sold ..............................        136,475
                                                                   ------------
Total assets ...................................................    204,761,842
                                                                   ============
Liabilities
Payable for investment securities purchased ....................      3,224,513
Dividends payable ..............................................        309,210
Payable for capital stock redeemed .............................        142,927
Advisory fee payable ...........................................         94,790
Distribution fee payable .......................................         85,845
Accrued expenses ...............................................         83,616
                                                                   ------------
Total liabilities ..............................................      3,940,901
                                                                   ------------
Net Assets .....................................................   $200,820,941
                                                                   ============
Composition of Net Assets
Capital stock, at par ..........................................   $     14,178
Additional paid-in capital .....................................    191,032,368
Distributions in excess of net investment income ...............       (309,210)
Accumulated net realized loss on investment transactions .......     (1,101,402)
Net unrealized appreciation of investments .....................     11,185,007
                                                                   ------------
                                                                   $200,820,941
                                                                   ============
Class A Shares
Net assets .....................................................   $144,973,322
                                                                   ============
Shares of capital stock outstanding ............................     10,233,574
                                                                   ============
Class B Shares
Net assets .....................................................   $ 33,133,190
                                                                   ============
Shares of capital stock outstanding ............................      2,339,870
                                                                   ============
Class C Shares
Net assets .....................................................   $ 22,714,429
                                                                   ============
Shares of capital stock outstanding ............................      1,604,328
                                                                   ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share .................         $14.17
Sales charge--4.25% of public offering price ...................            .63
                                                                         ======
Maximum offering price .........................................         $14.80
                                                                         ======
Class B Shares
Net asset value and offering price per share ...................         $14.16
                                                                         ======
Class C Shares
Net asset value and offering price per share ...................         $14.16
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
56 o ALLIANCE MUNICIPAL INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2002

                                                                     Insured
                                                    National         National
                                                  ============     ============
Investment Income
Interest ......................................   $ 38,632,507     $ 11,996,153
                                                  ------------     ------------
Expenses
Advisory fee ..................................      4,075,159        1,339,567
Distribution fee -- Class A ...................      1,271,825          498,327
Distribution fee -- Class B ...................      1,290,341          354,192
Distribution fee -- Class C ...................        990,498          163,850
Transfer agency ...............................        460,265          137,446
Custodian .....................................        173,255           98,713
Administrative ................................         96,000           96,000
Printing ......................................         75,444           26,067
Audit and legal ...............................         69,576           43,050
Registration fees .............................         61,291           49,863
Directors' fees and expenses ..................          3,400            3,400
Miscellaneous .................................         21,115           11,004
                                                  ------------     ------------
Total expenses ................................      8,588,169        2,821,479
Less: advisory fee waived (see note B) ........     (2,771,108)        (249,999)
                                                  ------------     ------------
Net expenses ..................................      5,817,061        2,571,480
                                                  ------------     ------------
Net investment income .........................     32,815,446        9,424,673
                                                  ============     ============
Realized and Unrealized Loss
on Investments
Net realized loss on investment
   transactions ...............................    (12,338,999)        (481,854)
Net realized loss on futures transactions .....       (156,348)              -0-
Net change in unrealized
   appreciation/depreciation of
   investment transactions ....................    (21,497,338)      (2,667,855)
                                                  ------------     ------------
Net loss on investment transactions ...........    (33,992,685)      (3,149,709)
                                                  ------------     ------------
Net Increase (Decrease) in Net Assets
   from Operations ............................   $ (1,177,239)    $  6,274,964
                                                  ============     ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 57

-----------------------
STATEMENT OF OPERATIONS
-----------------------

                                                   New York         California
                                                 ============      ============
Investment Income
Interest .....................................   $ 33,833,431      $ 71,061,471
                                                 ------------      ------------
Expenses
Advisory fee .................................      3,525,018         7,641,348
Distribution fee -- Class A ..................        986,474         2,220,310
Distribution fee -- Class B ..................      1,792,700         2,708,675
Distribution fee -- Class C ..................        559,080         2,116,448
Transfer agency ..............................        306,256           484,719
Custodian ....................................        146,243           249,097
Printing .....................................        102,587            71,726
Administrative ...............................         96,000            96,000
Audit and legal ..............................         73,708            57,081
Registration fees ............................         27,381            47,077
Directors' fees and expenses .................          3,000             5,400
Miscellaneous ................................         17,263            19,376
                                                 ------------      ------------
Total expenses ...............................      7,635,710        15,717,257
Less: advisory fee waived (see note B) .......     (2,679,013)       (3,056,539)
                                                 ------------      ------------
Net expenses .................................      4,956,697        12,660,718
                                                 ------------      ------------
Net investment income ........................     28,876,734        58,400,753
                                                 ------------      ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on investment
   transactions ..............................      1,386,593        (4,171,298)
Net realized loss on futures
   transactions ..............................             -0-         (270,655)
Net change in unrealized
   appreciation/depreciation of
   investment transactions ...................    (16,530,236)      (12,170,221)
                                                 ------------      ------------
Net loss on investment transactions ..........    (15,143,643)      (16,612,174)
                                                 ------------      ------------
Net Increase in Net Assets
   from Operations ...........................   $ 13,733,091      $ 41,788,579
                                                 ============      ============

See notes to financial statements.


--------------------------------------------------------------------------------
58 o ALLIANCE MUNICIPAL INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

                                                                     Insured
                                                                    California
                                                                   ============
Investment Income
Interest .......................................................   $ 11,273,706
                                                                   ------------
Expenses
Advisory fee ...................................................      1,134,269
Distribution fee -- Class A ....................................        464,834
Distribution fee -- Class B ....................................        302,252
Distribution fee -- Class C ....................................        216,839
Custodian ......................................................         99,986
Administrative .................................................         96,000
Transfer agency ................................................         70,101
Audit and legal ................................................         64,108
Printing .......................................................         13,315
Registration fees ..............................................         12,491
Directors' fees and expenses ...................................          4,300
Miscellaneous ..................................................         14,155
                                                                   ------------
Total expenses .................................................      2,492,650
                                                                   ------------
Net investment income ..........................................      8,781,056
                                                                   ------------
Realized and Unrealized Loss on Investments
Net realized loss on investment transactions ...................     (1,101,402)
Net change in unrealized appreciation/depreciation
   of investments ..............................................     (1,068,295)
                                                                   ------------
Net loss on investments ........................................     (2,169,697)
                                                                   ------------
Net Increase in Net Assets from Operations .....................   $  6,611,359
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 59

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                            National
                                                 ==============================
                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2002             2001
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  32,815,446    $  31,722,351
Net realized gain (loss) on investments
   and futures contracts .....................     (12,495,347)      11,937,744
Net change in unrealized
   appreciation/depreciation of
   investment transactions ...................     (21,497,338)         811,355
                                                 -------------    -------------
Net increase (decrease) in net assets
   from operations ...........................      (1,177,239)      44,471,450
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ...................................     (22,321,323)     (21,756,565)
   Class B ...................................      (5,937,702)      (5,694,730)
   Class C ...................................      (4,556,421)      (4,322,743)
Distributions in excess of net
   investment income
   Class A ...................................        (623,078)        (398,618)
   Class B ...................................        (164,932)        (104,337)
   Class C ...................................        (128,281)         (79,200)
Capital Stock Transactions
Net increase .................................       5,599,687       20,401,397
                                                 -------------    -------------
Total increase (decrease) ....................     (29,309,289)      32,516,654
Net Assets
Beginning of period ..........................     656,404,921      623,888,267
                                                 -------------    -------------
End of period ................................   $ 627,095,632    $ 656,404,921
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
60 o ALLIANCE MUNICIPAL INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

                                                        Insured National
                                                 ==============================
                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2002             2001
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $   9,424,673    $   9,256,737
Net realized gain (loss) on investment
   transactions ..............................        (481,854)       6,264,852
Net change in unrealized
   appreciation/depreciation of
   investment transactions ...................      (2,667,855)       4,460,983
                                                 -------------    -------------
Net increase in net assets from
   operations ................................       6,274,964       19,982,572
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ...................................      (7,443,918)      (7,475,365)
   Class B ...................................      (1,356,413)      (1,183,786)
   Class C ...................................        (624,342)        (587,343)
Distributions in excess of net
   investment income
   Class A ...................................        (162,147)        (256,353)
   Class B ...................................         (28,735)         (40,595)
   Class C ...................................         (14,368)         (20,142)
Capital Stock Transactions
Net increase (decrease) ......................      (1,571,699)      10,324,706
                                                 -------------    -------------
Total increase (decrease) ....................      (4,926,658)      20,743,694
Net Assets
Beginning of period ..........................     221,720,491      200,976,797
                                                 -------------    -------------
End of period ................................   $ 216,793,833    $ 221,720,491
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 61

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                            New York
                                                 ==============================
                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2002             2001
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  28,876,734    $  23,708,494
Net realized gain (loss) on investment
   transactions ..............................       1,386,593       (6,932,652)
Net change in unrealized
   appreciation/depreciation of
   investment transactions ...................     (16,530,236)      15,639,823
                                                 -------------    -------------
Net increase in net assets from
   operations ................................      13,733,091       32,415,665
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ...................................     (17,397,310)     (15,511,798)
   Class B ...................................      (8,174,036)      (5,730,101)
   Class C ...................................      (2,549,689)      (2,162,566)
Capital Stock Transactions
Net increase .................................      32,176,934      134,370,620
                                                 -------------    -------------
Total increase ...............................      17,788,990      143,381,820
Net Assets
Beginning of period ..........................     546,918,065      403,536,245
                                                 -------------    -------------
End of period (including undistributed
   net investment income of $460,656
   at October 31, 2002) ......................   $ 564,707,055    $ 546,918,065
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
62 o ALLIANCE MUNICIPAL INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

                                                         California
                                             ==================================
                                               Year Ended         Year Ended
                                               October 31,        October 31,
                                                  2002               2001
                                             ===============    ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................   $    58,400,753    $    53,836,310
Net realized loss on investments .........        (4,441,953)        (8,202,585)
Net change in unrealized
   appreciation/depreciation of
   investment transactions ...............       (12,170,221)        23,494,311
                                             ---------------    ---------------
Net increase in net assets from
   operations ............................        41,788,579         69,128,036
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ...............................       (37,342,750)       (36,277,992)
   Class B ...............................       (11,822,017)       (10,662,264)
   Class C ...............................        (9,235,986)        (7,788,940)
Distributions in excess of net
   investment income
   Class A ...............................        (1,226,593)        (1,082,618)
   Class B ...............................          (383,310)          (318,186)
   Class C ...............................          (306,648)          (232,440)
Capital Stock Transactions
Net increase (decrease) ..................        (4,699,408)       130,702,482
                                             ---------------    ---------------
Total increase (decrease) ................       (23,228,133)       143,468,078
Net Assets
Beginning of period ......................     1,237,175,289      1,093,707,211
                                             ---------------    ---------------
End of period ............................   $ 1,213,947,156    $ 1,237,175,289
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 63

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                       Insured California
                                                 ==============================
                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2002             2001
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $   8,781,056    $   7,554,154
Net realized gain (loss) on investment
   transactions ..............................      (1,101,402)       4,838,598
Net change in unrealized
   appreciation/depreciation
   of investments ............................      (1,068,295)       4,288,877
                                                 -------------    -------------
Net increase in net assets from
   operations ................................       6,611,359       16,681,629
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ...................................      (6,844,131)      (6,153,296)
   Class B ...................................      (1,126,991)        (778,927)
   Class C ...................................        (809,934)        (621,930)
Distributions in excess of net
   investment income
   Class A ...................................        (395,909)        (304,160)
   Class B ...................................         (65,985)         (44,774)
   Class C ...................................         (45,682)         (34,617)
Net realized gains
   Class A ...................................      (1,370,152)              -0-
   Class B ...................................        (233,039)              -0-
   Class C ...................................        (175,926)              -0-
Capital Stock Transactions
Net increase (decrease) ......................     (10,747,920)      56,837,429
                                                 -------------    -------------
Total increase (decrease) ....................     (15,204,310)      65,581,354
Net Assets
Beginning of period ..........................     216,025,251      150,443,897
                                                 -------------    -------------
End of period ................................   $ 200,820,941    $ 216,025,251
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
64 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE A

Significant Accounting Policies

Alliance Municipal Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio and Insured California Portfolio (the "Portfolios"). Each of the State Portfolios are non-diversified. Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers three classes of shares: Class A, Class B and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 65

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Taxes

It is the policy of each Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. As described more fully in the prospectus for the Portfolios, each portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Shareholders should refer to the Prospectus for more information about these transactions. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

The New York, Insured California and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax reclassification of distributions resulted in a net decrease in distributions in excess of net investment income, an increase in accumulated net realized loss on investments and a corresponding decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the National, New York and California Portfolios pay Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an an-


--------------------------------------------------------------------------------
66 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

nual rate of up to .625 of 1% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Agreement provides for a fee at an annual rate of up to .625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. For the Insured California Portfolio, the Agreement provides for a fee at an annual rate of up to .55 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. Such fees are accrued daily and paid monthly.

For the year ended October 31, 2002, the Adviser has agreed to waive part of its advisory fee for the National, Insured National, New York, and California Portfolios. The aggregate amounts of such fee waivers were: $2,771,108, $249,999, $2,679,013 and $3,056,539, respectively.

Pursuant to the advisory agreement, the National, Insured National, New York, California and Insured California Portfolios each paid $96,000 to the Adviser representing the cost of certain legal and accounting services provided to each portfolio by the Adviser.

Each Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. Such compensation amounted to: National Portfolio, $316,203; Insured National Portfolio, $86,445; New York Portfolio, $197,734; California Portfolio, $254,344 and Insured California Portfolio, $39,655 for the year ended October 31, 2002.

For the year ended October 31, 2002, the Fund's expenses were reduced by:
National Portfolio $1,019; Insured National Portfolio $263; New York Portfolio $664; California Portfolio $976 and Insured California Portfolio, $129 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges from sales of Class A shares and contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended October 31, 2002 as follows:

                                  Front-End    Contingent Deferred Sales Charges
                              Sales Charges    ---------------------------------
Portfolio                           Class A     Class A      Class B     Class C
--------------------------------------------------------------------------------
National ...................     $  853,478     $39,214     $139,902     $21,023
Insured National ...........        196,767       4,162       49,885       5,834
New York ...................        784,785      16,639      264,248      27,178
California .................      1,707,915      30,995      307,229      59,108
Insured California .........        206,200      46,806       41,632       4,530


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 67

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Accrued expenses for the National Portfolio includes $748 owed to a director under the trust's deferred compensation plan.

NOTE C

Distribution Services Agreement

Each Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to the Class A shares and 1% of each Portfolio's average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio                                             Class B          Class C
=========                                          ============     ============
National................................           $  4,866,523     $  4,296,980
Insured National........................              3,522,720        1,635,341
New York................................              8,004,811        2,389,866
California..............................             10,370,903        5,152,014
Insured California......................              2,927,965        1,310,713

Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the year ended October 31, 2002 were as follows:

Portfolio                                            Purchases          Sales
=========                                          ============     ============
National .....................................     $455,459,028     $394,332,453
Insured National .............................      106,812,449       90,705,998
New York .....................................      229,276,789      182,184,368
California ...................................      298,025,988      282,385,865
Insured California ...........................       62,935,042       71,825,560


--------------------------------------------------------------------------------
68 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 2002.

At October 31, 2002, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation of investments for each Portfolio were as follows:

                                                                                      Net
                                                     Gross Unrealized              Unrealized
                                            ================================      Appreciation
Portfolio                    Tax Cost        Appreciation     (Depreciation)     (Depreciation)
======================    ==============    ==============    ==============     ==============
National ................ $  622,593,961    $   17,836,087    $  (22,048,546)    $   (4,212,459)
Insured National ........    208,151,654         9,664,210        (3,071,368)         6,592,842
New York ................    546,516,692        30,832,798       (15,167,815)        15,664,983
California ..............  1,121,997,968        78,545,357        (8,379,989)        70,165,368
Insured California ......    189,902,779        11,204,884           (19,877)        11,185,007

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At October 31, 2002, the following Portfolios had outstanding futures contracts, as follows:

                                                                             Value at
                          Number of               Expiration     Original    Oct. 31,     Unrealized
Portfolio       Type      Contracts   Position       Month         Value       2002      Depreciation
=========    ==========   =========   ========    ==========     =========   =========   ============
             Swap 10 Yr
National       Future        43         Short    December 2002   4,714,050   4,803,906     (89,856)
California     Future        27         Short    December 2002   2,959,985   3,016,406     (56,421)

2. Interest Rate Swap Agreements

The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 69

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains/losses on investment transactions. At October 31, 2002, the following Portfolios had outstanding interest rate swap contracts with the following terms:

                                                                 Rate Type
                                                            ====================
                                                            Payments    Payments
                                   Notional                    made     received
                       Swap         Amount    Termination     by the     by the
   Portfolio       Counterparty      (000)        Date      Portfolio  Portfolio
================   ============    ========   ===========   =========  =========
    National        J.P. Morgan      1,935      11/01/13       5.26%     LIBOR+
Insured National    J.P. Morgan      1,555      11/01/13       5.26%     LIBOR+
    New York        J.P. Morgan      3,900      07/01/12       5.12%     LIBOR+

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 were as follows:

National Portfolio                                2002              2001
                                              ============      ============
Distributions paid from:
   Ordinary income .........................  $    987,252      $    783,621
   Tax-exempt income .......................    32,548,930        31,520,885
                                              ------------      ------------
Total distributions paid ...................  $ 33,536,182(a)   $ 32,304,506(a)
                                              ------------      ------------

+    LIBOR (London Interbank Offered Rate)


--------------------------------------------------------------------------------
70 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses..........................  $(46,843,542)(b)
Unrealized appreciation/(depreciation)........................    (4,346,081)(c)
                                                                ------------
Total accumulated earnings/(deficit)..........................  $(51,189,623)
                                                                ------------

(a) Total distributions paid differs from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2002, the Fund had a net capital loss carryforward of $46,843,542, of which $15,049,984 expires in the year 2007, $18,808,737 expires in the year 2008 and $12,984,821 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

Insured National Portfolio                        2002              2001
                                              ============      ============
Distributions paid from:
   Ordinary income .........................  $    225,314      $    382,250
   Tax-exempt income .......................     9,355,099         9,126,417
                                              ------------      ------------
Total distributions paid ...................  $  9,580,413(a)   $  9,508,667(a)
                                              ------------      ------------

As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses..........................  $ (4,883,871)(b)
Unrealized appreciation/(depreciation)........................     6,486,292(c)
                                                                ------------
Total accumulated earnings/(deficit)..........................  $  1,602,421
                                                                ------------

(a) Total distributions paid differs from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2002, the Fund had a net capital loss carryforward of $4,883,871, of which $2,869,936 expires in the year 2007, $1,593,951 in
     2008 and $419,984 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

New York Portfolio                                2002              2001
                                              ============      ============
Distributions paid from:
   Ordinary income..........................  $    947,652      $     10,526
   Tax-exempt income........................    26,970,779        23,197,735
                                              ------------      ------------
Total distributions paid....................  $ 27,918,431(a)   $ 23,208,261(a)
                                              ------------      ------------


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 71

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income.......................      $  1,458,536
Accumulated capital and other losses......................       (20,355,817)(b)
Unrealized appreciation/(depreciation)....................        15,396,036(c)
                                                                ------------
Total accumulated earnings/(deficit)......................      $ (3,501,245)
                                                                ------------

(a) Total distributions paid differs from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2002, the Fund had a net capital loss carryforward of $20,355,817, of which $111,494 expires in the year 2003, $7,273,675 expires in the year 2007, $5,997,244 expires in the year 2008 and $6,973,404 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

California Portfolio                              2002              2001
                                              ============      ============
Distributions paid from:
   Ordinary income..........................  $  2,513,951      $  1,707,602
   Tax-exempt income........................    57,481,325        54,459,807
                                              ------------      ------------
Total distributions paid....................  $ 59,995,276(a)   $ 56,167,409(a)
                                              ============      ============

As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses..........................  $(45,915,517)(b)
Unrealized appreciation/(depreciation)........................    70,165,368(c)
                                                                ------------
Total accumulated earnings/(deficit)..........................  $ 24,249,851
                                                                ------------

(a) Total distributions paid differs from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2002, the Fund had a net capital loss carryforward of $45,915,517 of which $4,309,001 expires in the year 2003, $2,052,062 expires in the year 2004, $14,469,761 expires in the year 2007 $10,170,666 expires in the year 2008, $10,406,492 expires in the year 2009 and $4,507,535 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain derivative investments.

Insured California Portfolio                      2002              2001
                                              ============      ============
Distributions paid from:
   Ordinary income..........................  $  1,639,748      $    234,695
   Net long-term capital gains..............       871,249                -0-
                                              ------------      ------------
Total taxable distributions.................     2,510,997           234,695
                                              ------------      ------------
Distributions from tax-exempt income........     8,526,883         7,628,782
                                              ------------      ------------
Total distributions paid....................  $ 11,037,880(a)   $  7,863,477(a)
                                              ============      ============


--------------------------------------------------------------------------------
72 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses......................      $ (1,101,402)(b)
Unrealized appreciation/(depreciation)....................        11,185,007
                                                                ------------
Total accumulated earnings/(deficit)......................      $ 10,083,605
                                                                ============

(a) Total distributions paid differs from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2002, the Fund had a net capital loss carryforward of $1,101,402, all of which expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

NOTE F

Capital Stock

There are 3,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 200,000,000 authorized shares. Transactions in capital stock were as follows:

                     ---------------------------   ----------------------------
                                Shares                        Amount
                     ---------------------------   ----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
                     October 31,    October 31,     October 31,     October 31,
National Portfolio          2002           2001            2002            2001
-------------------------------------------------------------------------------
Class A
Shares sold            9,015,157     11,825,754    $ 91,405,113    $122,071,118
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        1,336,221      1,247,765      13,535,387      12,857,742
-------------------------------------------------------------------------------
Shares converted
  from Class B           907,232        669,588       9,217,756       6,917,574
-------------------------------------------------------------------------------
Shares redeemed      (10,414,610)   (13,247,014)   (105,675,647)   (136,508,972)
-------------------------------------------------------------------------------
Net increase             844,000        496,093    $  8,482,609    $  5,337,462
===============================================================================


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 73

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                     ---------------------------   ----------------------------
                                Shares                        Amount
                     ---------------------------   ----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
                     October 31,    October 31,     October 31,     October 31,
National Portfolio          2002           2001            2002            2001
-------------------------------------------------------------------------------
Class B
Shares sold            3,233,870      3,717,554    $ 32,906,119    $ 38,344,805
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          342,873        307,990       3,470,117       3,171,245
-------------------------------------------------------------------------------
Shares converted
  to Class A            (907,880)      (670,162)     (9,217,756)     (6,917,574)
-------------------------------------------------------------------------------
Shares redeemed       (2,918,947)    (2,203,910)    (29,548,057)    (22,681,746)
-------------------------------------------------------------------------------
Net increase
  (decrease)            (250,084)     1,151,472    $ (2,389,577)   $ 11,916,730
===============================================================================

Class C
Shares sold            3,081,510      2,035,053    $ 31,264,811    $ 21,010,479
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          249,755        235,107       2,529,204       2,420,727
-------------------------------------------------------------------------------
Shares redeemed       (3,390,497)    (1,974,827)    (34,287,360)    (20,284,001)
-------------------------------------------------------------------------------
Net increase
  (decrease)             (59,232)       295,333    $   (493,345)   $  3,147,205
===============================================================================

                     ---------------------------   ----------------------------
                                Shares                        Amount
                     ---------------------------   ----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
Insured National     October 31,    October 31,     October 31,     October 31,
Portfolio                   2002           2001            2002            2001
-------------------------------------------------------------------------------
Class A
Shares sold            2,617,519      1,844,706    $ 26,640,296    $ 18,248,753
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          406,068        404,895       4,026,762       3,994,371
-------------------------------------------------------------------------------
Shares converted
  from Class B           442,726        173,637       3,768,569       1,712,347
-------------------------------------------------------------------------------
Shares redeemed       (3,769,912)    (2,478,482)    (37,489,908)    (24,460,297)
-------------------------------------------------------------------------------
Net decrease            (303,599)       (55,244)   $ (3,054,281)   $   (504,826)
===============================================================================


--------------------------------------------------------------------------------
74 o ALLIANCE MUNICIPAL INCOME FUND

                                                  -----------------------------
                                                  NOTES TO FINANCIAL STATEMENTS
                                                  -----------------------------

                     ---------------------------   ----------------------------
                                Shares                        Amount
                     ---------------------------   ----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
Insured National     October 31,    October 31,     October 31,     October 31,
Portfolio                   2002           2001            2002            2001
-------------------------------------------------------------------------------
Class B
Shares sold            1,263,443      1,748,741    $ 12,554,742    $ 17,249,528
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           81,087         70,777         802,261         697,787
-------------------------------------------------------------------------------
Shares converted
  to Class A            (445,185)      (174,010)     (3,768,569)     (1,712,347)
-------------------------------------------------------------------------------
Shares redeemed         (872,279)      (752,280)     (9,296,308)     (7,418,325)
-------------------------------------------------------------------------------
Net increase              27,066        893,228    $    292,126    $  8,816,643
===============================================================================

Class C
Shares sold            1,765,436        492,180    $ 17,512,691    $  4,874,840
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           27,599         33,514         273,118         330,419
-------------------------------------------------------------------------------
Shares redeemed       (1,672,064)      (325,943)    (16,595,353)     (3,192,370)
-------------------------------------------------------------------------------
Net increase             120,971        199,751    $  1,190,456    $  2,012,889
===============================================================================

                     ---------------------------   ----------------------------
                                Shares                        Amount
                     ---------------------------   ----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
                     October 31,    October 31,     October 31,     October 31,
New York Portfolio          2002           2001            2002            2001
-------------------------------------------------------------------------------
Class A
Shares sold            5,799,509      9,546,886    $ 56,998,987    $ 94,769,074
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        1,202,826        887,760      11,804,377       8,818,392
-------------------------------------------------------------------------------
Shares converted
  from Class B           835,958        734,151       8,214,023       7,458,211
-------------------------------------------------------------------------------
Shares redeemed       (7,417,375)    (5,083,707)    (72,789,819)    (50,526,995)
-------------------------------------------------------------------------------
Net increase             420,918      6,085,090    $  4,227,568    $ 60,518,682
===============================================================================


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 75

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                     ---------------------------   ----------------------------
                                Shares                        Amount
                     ---------------------------   ----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
                     October 31,    October 31,     October 31,     October 31,
New York Portfolio          2002           2001            2002            2001
-------------------------------------------------------------------------------
Class B
Shares sold            5,886,792      8,378,288    $ 57,959,644    $ 83,568,352
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          565,349        379,788       5,550,479       3,774,647
-------------------------------------------------------------------------------
Shares converted
  to Class A            (835,450)      (734,151)     (8,214,023)     (7,458,211)
-------------------------------------------------------------------------------
Shares redeemed       (3,216,832)    (1,708,166)    (31,610,516)    (16,826,754)
-------------------------------------------------------------------------------
Net increase           2,399,859      6,315,759    $ 23,685,584    $ 63,058,034
===============================================================================

Class C
Shares sold            2,200,380      2,081,909    $ 21,675,639    $ 20,757,193
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          153,394        144,666       1,506,422       1,438,801
-------------------------------------------------------------------------------
Shares redeemed       (1,922,707)    (1,147,814)    (18,918,279)    (11,402,090)
-------------------------------------------------------------------------------
Net increase             431,067      1,078,761    $  4,263,782    $ 10,793,904
===============================================================================

                     ---------------------------   ----------------------------
                                Shares                        Amount
                     ---------------------------   ----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
                     October 31,    October 31,     October 31,     October 31,
California Portfolio        2002           2001            2002            2001
-------------------------------------------------------------------------------
Class A
Shares sold           10,175,924     15,230,263    $110,180,548    $165,594,861
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends            2,012,842      1,765,635      21,734,658      19,122,200
-------------------------------------------------------------------------------
Shares converted
  from Class B         1,109,144        874,226      11,996,136       9,654,367
-------------------------------------------------------------------------------
Shares redeemed      (15,114,248)   (14,828,977)   (163,390,877)   (160,828,658)
-------------------------------------------------------------------------------
Net increase
  (decrease)          (1,816,338)     3,041,147    $(19,479,535)   $ 33,542,770
===============================================================================

Class B
Shares sold            6,670,839      7,699,636    $ 72,338,407    $ 83,781,997
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              644,625        577,518       6,960,430       6,236,326
-------------------------------------------------------------------------------
Shares converted
  to Class A          (1,110,080)      (888,606)    (11,996,136)     (9,654,367)
-------------------------------------------------------------------------------
Shares redeemed       (4,922,642)    (3,350,846)    (53,189,528)    (36,391,543)
-------------------------------------------------------------------------------
Net increase           1,282,742      4,037,702    $ 14,113,173    $ 43,972,413
===============================================================================


--------------------------------------------------------------------------------
76 o ALLIANCE MUNICIPAL INCOME FUND

                                                  -----------------------------
                                                  NOTES TO FINANCIAL STATEMENTS
                                                  -----------------------------

                     ---------------------------   ----------------------------
                                Shares                        Amount
                     ---------------------------   ----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
                     October 31,    October 31,     October 31,     October 31,
California Portfolio        2002           2001            2002            2001
-------------------------------------------------------------------------------
Class C
Shares sold            4,017,253      6,932,035    $ 43,448,438    $ 75,539,718
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              444,802        446,407       4,802,580       4,777,957
-------------------------------------------------------------------------------
Shares redeemed       (4,407,073)    (2,500,068)    (47,584,064)    (27,130,376)
-------------------------------------------------------------------------------
Net increase              54,982      4,878,374    $    666,954    $ 53,187,299
===============================================================================

                     ---------------------------   ----------------------------
                                Shares                        Amount
                     ---------------------------   ----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
Insured California   October 31,    October 31,     October 31,     October 31,
Portfolio                   2002           2001            2002            2001
-------------------------------------------------------------------------------
Class A
Shares sold            1,458,109      3,746,354    $ 20,428,556    $ 53,187,168
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          339,553        259,030       4,752,437       3,656,647
-------------------------------------------------------------------------------
Shares converted
  from Class B            93,009        104,083       1,303,119       1,475,889
-------------------------------------------------------------------------------
Shares redeemed       (3,313,174)      (896,740)    (46,537,316)    (12,613,006)
-------------------------------------------------------------------------------
Net increase
  (decrease)          (1,422,503)     3,212,727    $(20,053,204)   $ 45,706,698
===============================================================================

Class B
Shares sold              950,044        856,884    $ 13,416,602    $ 12,145,153
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           56,835         29,981         796,291         423,846
-------------------------------------------------------------------------------
Shares converted
  to Class A             (92,973)      (104,009)     (1,303,119)     (1,475,889)
-------------------------------------------------------------------------------
Shares redeemed         (442,066)      (291,664)     (6,247,392)     (4,102,951)
-------------------------------------------------------------------------------
Net increase             471,840        491,192    $  6,662,382    $  6,990,159
===============================================================================

Class C
Shares sold              530,751        442,051    $  7,496,821    $  6,300,427
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           44,006         27,277         628,638         385,385
-------------------------------------------------------------------------------
Shares redeemed         (389,927)      (179,853)     (5,482,557)     (2,545,240)
-------------------------------------------------------------------------------
Net increase             184,830        289,475    $  2,642,902    $  4,140,572
===============================================================================


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 77

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2002.


--------------------------------------------------------------------------------
78 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           National Portfolio
                                      ------------------------------------------------------------
                                                                 Class A
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $  10.34     $  10.14     $  10.02     $  11.09     $  10.94
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)(b) .......        .54          .54          .55          .52          .55
Net realized and unrealized gain
  (loss) on investment
  transactions ....................       (.53)         .21          .12         (.93)         .18
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .01          .75          .67         (.41)         .73
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.54)        (.54)        (.55)        (.52)        (.55)
Distributions in excess of
  net investment income ...........       (.01)        (.01)          -0-        (.04)        (.03)
Distributions from net
  realized gains ..................         -0-          -0-          -0-        (.10)          -0-
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.55)        (.55)        (.55)        (.66)        (.58)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $   9.80     $  10.34     $  10.14     $  10.02     $  11.09
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........        .06%        7.55%        6.95%       (3.93)%       6.82%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $411,408     $425,506     $412,248     $402,922     $364,429
Ratio to average net assets of:
  Expenses, net of fee waivers ....        .65%         .64%         .68%         .66%         .66%
  Expenses, before fee waivers ....       1.07%        1.06%        1.11%        1.12%        1.08%
  Net investment income,
    net of fee waivers ............       5.28%        5.22%        5.53%        4.86%        4.98%
Portfolio turnover rate ...........         63%         194%         415%         393%          56%

See footnote summary on page 93.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 79

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           National Portfolio
                                      ------------------------------------------------------------
                                                                Class B
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $  10.33     $  10.13     $  10.00     $  11.08     $  10.94
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)(b) .......        .46          .47          .48          .44          .46
Net realized and unrealized gain
  (loss) on investment
  transactions ....................       (.52)         .21          .13         (.93)         .19
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................       (.06)         .68          .61         (.49)         .65
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.47)        (.47)        (.48)        (.44)        (.46)
Distributions in excess of
  net investment income ...........       (.01)        (.01)          -0-        (.05)        (.05)
Distributions from net
  realized gains ..................         -0-          -0-          -0-        (.10)          -0-
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.48)        (.48)        (.48)        (.59)        (.51)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $   9.79     $  10.33     $  10.13     $  10.00     $  11.08
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........       (.62)%       6.84%        6.32%       (4.65)%       6.06%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $122,656     $132,074     $117,779     $157,090     $197,517
Ratio to average net assets of:
  Expenses, net of fee waivers ....       1.35%        1.36%        1.39%        1.37%        1.37%
  Expenses, before fee waivers ....       1.77%        1.79%        1.79%        1.74%        1.79%
  Net investment income,
    net of fee waivers ............       4.57%        4.59%        4.80%        4.12%        4.28%
Portfolio turnover rate ...........         63%         194%         415%         393%          56%

See footnote summary on page 93.


--------------------------------------------------------------------------------
80 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           National Portfolio
                                      ------------------------------------------------------------
                                                                Class C
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $  10.34     $  10.13     $  10.00     $  11.08     $  10.94
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)(b) .......        .47          .47          .48          .45          .47
Net realized and unrealized gain
  (loss) on investment
  transactions ....................       (.54)         .22          .13         (.94)         .18
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................       (.07)         .69          .61         (.49)         .65
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.47)        (.47)        (.48)        (.45)        (.47)
Distributions in excess of
  net investment income ...........       (.01)        (.01)          -0-        (.04)        (.04)
Distributions from net
  realized gains ..................         -0-          -0-          -0-        (.10)          -0-
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.48)        (.48)        (.48)        (.59)        (.51)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $   9.79     $  10.34     $  10.13     $  10.00     $  11.08
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........       (.72)%       6.94%        6.32%       (4.65)%       6.06%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $ 93,032     $ 98,825     $ 93,861     $111,740     $108,325
Ratio to average net assets of:
  Expenses, net of fee waivers ....       1.35%        1.35%        1.38%        1.36%        1.36%
  Expenses, before fee waivers ....       1.76%        1.78%        1.79%        1.79%        1.82%
  Net investment income,
    net of fee waivers ............       4.58%        4.61%        4.83%        4.15%        4.28%
Portfolio turnover rate ...........         63%         194%         415%         393%          56%

See footnote summary on page 93.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 81

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       Insured National Portfolio
                                      ------------------------------------------------------------
                                                                Class A
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $  10.07     $   9.58     $   9.33     $  10.52     $  10.49
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)(b) .......        .45          .45          .45          .43          .44
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.14)         .50          .26         (.95)         .28
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .31          .95          .71         (.52)         .72
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.45)        (.45)        (.45)        (.43)        (.44)
Distributions in excess of
  net investment income ...........       (.01)        (.01)        (.01)        (.02)        (.05)
Distributions from net
  realized gains ..................         -0-          -0-          -0-        (.22)        (.20)
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.46)        (.46)        (.46)        (.67)        (.69)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $   9.92     $  10.07     $   9.58     $   9.33     $  10.52
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........       3.13%       10.11%        7.84%       (5.28)%       7.15%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $164,154     $169,744     $161,977     $168,572     $179,003
Ratio to average net assets of:
  Expenses, net of
    fee waivers ...................       1.01%        1.04%        1.09%         .99%        1.00%
  Expenses, before
    fee waivers ...................       1.13%        1.14%        1.16%        1.10%        1.12%
  Net investment income,
    net of fee waivers ............       4.49%        4.53%        4.83%        4.25%        4.21%
Portfolio turnover rate ...........         43%         105%         311%         322%          27%

See footnote summary on page 93.


--------------------------------------------------------------------------------
82 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       Insured National Portfolio
                                      ------------------------------------------------------------
                                                                Class B
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $  10.05     $   9.56     $   9.31     $  10.52     $  10.49
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)(b) .......        .37          .38          .40          .36          .37
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.14)         .50          .26         (.97)         .28
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .23          .88          .66         (.61)         .65
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.38)        (.38)        (.40)        (.36)        (.37)
Distributions in excess of
  net investment income ...........       (.01)        (.01)        (.01)        (.02)        (.05)
Distributions from net
  realized gains ..................         -0-          -0-          -0-        (.22)        (.20)
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.39)        (.39)        (.41)        (.60)        (.62)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $   9.89     $  10.05     $   9.56     $   9.31     $  10.52
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........       2.34%        9.39%        7.10%       (6.10)%       6.48%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $ 35,048     $ 35,326     $ 25,070     $ 32,585     $ 48,751
Ratio to average net assets of:
  Expenses, net of
    fee waivers ...................       1.72%        1.75%        1.80%        1.70%        1.71%
  Expenses, before
    fee waivers ...................       1.84%        1.85%        1.87%        1.79%        1.87%
  Net investment income,
    net of fee waivers ............       3.79%        3.83%        4.12%        3.52%        3.49%
Portfolio turnover rate ...........         43%         105%         311%         322%          27%

See footnote summary on page 93.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 83

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       Insured National Portfolio
                                      ------------------------------------------------------------
                                                                Class C
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $  10.05     $   9.56     $   9.32     $  10.52     $  10.49
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)(b) .......        .37          .38          .40          .36          .37
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.13)         .50          .25         (.96)         .28
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .24          .88          .65         (.60)         .65
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.38)        (.38)        (.40)        (.36)        (.37)
Distributions in excess of
  net investment income ...........       (.01)        (.01)        (.01)        (.02)        (.05)
Distributions from net
  realized gains ..................         -0-          -0-          -0-        (.22)        (.20)
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.39)        (.39)        (.41)        (.60)        (.62)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $   9.90     $  10.05     $   9.56     $   9.32     $  10.52
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........       2.44%        9.39%        6.98%       (6.00)%       6.48%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $ 17,592     $ 16,650     $ 13,930     $ 19,679     $ 21,992
Ratio to average net assets of:
  Expenses, net of
    fee waivers ...................       1.71%        1.74%        1.80%        1.70%        1.70%
  Expenses, before
    fee waivers ...................       1.83%        1.85%        1.85%        1.80%        1.83%
  Net investment income,
    net of fee waivers ............       3.78%        3.84%        4.14%        3.55%        3.51%
Portfolio turnover rate ...........         43%         105%         311%         322%          27%

See footnote summary on page 93.


--------------------------------------------------------------------------------
84 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           New York Portfolio
                                      ------------------------------------------------------------
                                                                Class A
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $   9.93     $   9.70     $   9.45     $  10.29     $  10.10
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)(b) .......        .53          .53          .52          .51          .51
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.25)         .22          .25         (.83)         .21
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .28          .75          .77         (.32)         .72
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.52)        (.52)        (.52)        (.51)        (.51)
Distributions in excess of
  net investment income ...........         -0-          -0-          -0-        (.01)        (.02)
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.52)        (.52)        (.52)        (.52)        (.53)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $   9.69     $   9.93     $   9.70     $   9.45     $  10.29
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........       2.89%        7.86%        8.42%       (3.27)%       7.31%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $322,621     $326,500     $259,997     $234,835     $207,031
Ratio to average net assets of:
  Expenses, net of
    fee waivers ...................        .58%         .59%         .77%         .61%         .61%
  Expenses, before
    fee waivers ...................       1.05%        1.04%        1.10%        1.11%        1.08%
  Net investment income,
    net of fee waivers ............       5.42%        5.28%        5.46%        5.12%        5.04%
Portfolio turnover rate ...........         33%          92%         187%         134%          18%

See footnote summary on page 93.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 85

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           New York Portfolio
                                      ------------------------------------------------------------
                                                                Class B
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $   9.93     $   9.70     $   9.45     $  10.29     $  10.10
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)(b) .......        .46          .45          .45          .44          .44
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.26)         .23          .25         (.83)         .21
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .20          .68          .70         (.39)         .65
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.45)        (.45)        (.45)        (.44)        (.44)
Distributions in excess of
  net investment income ...........         -0-          -0-          -0-        (.01)        (.02)
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.45)        (.45)        (.45)        (.45)        (.46)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $   9.68     $   9.93     $   9.70     $   9.45     $  10.29
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........       2.04%        7.10%        7.61%       (3.96)%       6.57%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $184,700     $165,787     $100,651     $111,283     $114,739
Ratio to average net assets of:
  Expenses, net of
    fee waivers ...................       1.29%        1.30%        1.48%        1.32%        1.32%
  Expenses, before
    fee waivers ...................       1.78%        1.76%        1.81%        1.76%        1.80%
  Net investment income,
    net of fee waivers ............       4.70%        4.59%        4.75%        4.38%        4.34%
Portfolio turnover rate ...........         33%          92%         187%         134%          18%

See footnote summary on page 93.


--------------------------------------------------------------------------------
86 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           New York Portfolio
                                      ------------------------------------------------------------
                                                                Class C
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $   9.94     $   9.71     $   9.45     $  10.29     $  10.10
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)(b) .......        .46          .46          .45          .44          .44
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.27)         .22          .26         (.83)         .21
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .19          .68          .71         (.39)         .65
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.45)        (.45)        (.45)        (.44)        (.44)
Distributions in excess of
  net investment income ...........         -0-          -0-          -0-        (.01)        (.02)
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.45)        (.45)        (.45)        (.45)        (.46)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $   9.68     $   9.94     $   9.71     $   9.45     $  10.29
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........       1.94%        7.09%        7.72%       (3.96)%       6.57%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $ 57,386     $ 54,631     $ 42,888     $ 48,205     $ 44,736
Ratio to average net assets of:
  Expenses, net of
    fee waivers ...................       1.29%        1.30%        1.47%        1.31%        1.31%
  Expenses, before
    fee waivers ...................       1.77%        1.76%        1.80%        1.77%        1.82%
  Net investment income,
    net of fee waivers ............       4.71%        4.60%        4.76%        4.41%        4.33%
Portfolio turnover rate ...........         33%          92%         187%         134%          18%

See footnote summary on page 93.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 87

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          California Portfolio
                                      ------------------------------------------------------------
                                                                Class A
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $  11.00     $  10.88     $  10.58     $  11.34     $  11.04
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)(b) .......        .55          .54          .56          .54          .56
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.15)         .14          .30         (.73)         .32
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .40          .68          .86         (.19)         .88
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.54)        (.54)        (.56)        (.54)        (.56)
Distributions in excess of
  net investment income ...........       (.02)        (.02)          -0-        (.03)        (.02)
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.56)        (.56)        (.56)        (.57)        (.58)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $  10.84     $  11.00     $  10.88     $  10.58     $  11.34
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........       3.82%        6.47%        8.38%       (1.80)%       8.20%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $725,242     $755,947     $714,654     $684,403     $550,626
Ratio to average net assets of:
  Expenses, net of
    fee waivers ...................        .76%         .77%         .84%         .71%         .72%
  Expenses, before
    fee waivers ...................       1.01%        1.02%        1.04%        1.04%        1.04%
  Net investment income,
    net of fee waivers ............       5.05%        4.98%        5.32%        4.88%        4.99%
Portfolio turnover rate ...........         23%          78%         124%          88%          22%

See footnote summary on page 93.


--------------------------------------------------------------------------------
88 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          California Portfolio
                                      ------------------------------------------------------------
                                                                Class B
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $  11.00     $  10.88     $  10.58     $  11.34     $  11.04
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)(b) .......        .47          .46          .48          .46          .48
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.14)         .15          .30         (.73)         .33
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .33          .61          .78         (.27)         .81
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.47)        (.46)        (.48)        (.46)        (.48)
Distributions in excess of
  net investment income ...........       (.02)        (.03)          -0-        (.03)        (.03)
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.49)        (.49)        (.48)        (.49)        (.51)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $  10.84     $  11.00     $  10.88     $  10.58     $  11.34
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........       3.10%        5.74%        7.60%       (2.47)%       7.46%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $279,697     $269,726     $222,897     $224,924     $207,751
Ratio to average net assets of:
  Expenses, net of
    fee waivers ...................       1.46%        1.48%        1.54%        1.41%        1.43%
  Expenses, before
    fee waivers ...................       1.72%        1.73%        1.74%        1.72%        1.75%
  Net investment income,
    net of fee waivers ............       4.35%        4.26%        4.61%        4.14%        4.30%
Portfolio turnover rate ...........         23%          78%         124%          88%          22%

See footnote summary on page 93.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 89

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          California Portfolio
                                      ------------------------------------------------------------
                                                                Class C
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $  11.00     $  10.88     $  10.58     $  11.33     $  11.04
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)(b) .......        .47          .46          .48          .46          .48
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.14)         .15          .30         (.72)         .32
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .33          .61          .78         (.26)         .80
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.47)        (.46)        (.48)        (.46)        (.48)
Distributions in excess of
  net investment income ...........       (.02)        (.03)          -0-        (.03)        (.03)
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.49)        (.49)        (.48)        (.49)        (.51)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $  10.84     $  11.00     $  10.88     $  10.58     $  11.33
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........       3.10%        5.74%        7.60%       (2.39)%       7.46%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $209,008     $211,502     $156,156     $159,219     $124,115
Ratio to average net assets of:
  Expenses, net of
    fee waivers ...................       1.46%        1.47%        1.54%        1.41%        1.42%
  Expenses, before
    fee waivers ...................       1.71%        1.72%        1.74%        1.74%        1.76%
  Net investment income,
    net of fee waivers ............       4.35%        4.25%        4.62%        4.17%        4.29%
Portfolio turnover rate ...........         23%          78%         124%          88%          22%

See footnote summary on page 93.


--------------------------------------------------------------------------------
90 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      Insured California Portfolio
                                      ------------------------------------------------------------
                                                                Class A
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $  14.45     $  13.74     $  13.11     $  14.25     $  13.89
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ..........        .62          .63          .64          .64          .64
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.12)         .74          .63        (1.15)         .39
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .50         1.37         1.27         (.51)        1.03
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.62)        (.63)        (.64)        (.63)        (.64)
Distributions in excess of
  net investment income ...........       (.04)        (.03)          -0-          -0-        (.03)
Distributions from net realized
  gain on investments .............       (.12)          -0-          -0-          -0-          -0-
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.78)        (.66)        (.64)        (.63)        (.67)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $  14.17     $  14.45     $  13.74     $  13.11     $  14.25
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........       3.65%       10.16%       10.02%       (3.74)%       7.60%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $144,973     $168,469     $115,983     $111,535     $113,102
Ratio to average net assets of:
  Expenses ........................       1.03%        1.04%        1.09%        1.05%        1.05%
  Net investment income ...........       4.43%        4.44%        4.82%        4.59%        4.52%
Portfolio turnover rate ...........         31%         140%         174%         100%           0%

See footnote summary on page 93.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 91

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      Insured California Portfolio
                                      ------------------------------------------------------------
                                                                Class B
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $  14.46     $  13.75     $  13.11     $  14.25     $  13.89
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ..........        .52          .52          .54          .53          .54
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.14)         .75          .64        (1.14)         .39
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .38         1.27         1.18         (.61)         .93
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.53)        (.52)        (.54)        (.53)        (.54)
Distributions in excess of
  net investment income ...........       (.03)        (.04)          -0-          -0-        (.03)
Distributions from net realized
  gain on investments .............       (.12)          -0-          -0-          -0-          -0-
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.68)        (.56)        (.54)        (.53)        (.57)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $  14.16     $  14.46     $  13.75     $  13.11     $  14.25
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........       2.76%        9.38%        9.27%       (4.44)%       6.84%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $ 33,133     $ 27,015     $ 18,925     $ 21,628     $ 29,957
Ratio to average net assets of:
  Expenses ........................       1.73%        1.74%        1.79%        1.76%        1.76%
  Net investment income ...........       3.70%        3.72%        4.11%        3.85%        3.82%
Portfolio turnover rate ...........         31%         140%         174%         100%           0%

See footnote summary on page 93.


--------------------------------------------------------------------------------
92 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      Insured California Portfolio
                                      ------------------------------------------------------------
                                                                Class C
                                      ------------------------------------------------------------
                                                         Year Ended October 31,
                                      ------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                      ------------------------------------------------------------
Net asset value,
  beginning of period .............   $  14.47     $  13.75     $  13.11     $  14.25     $  13.89
                                      ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ..........        .52          .52          .54          .54          .54
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.15)         .76          .64        (1.15)         .39
                                      ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .37         1.28         1.18         (.61)         .93
                                      ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.53)        (.52)        (.54)        (.53)        (.54)
Distributions in excess of
  net investment income ...........       (.03)        (.04)          -0-          -0-        (.03)
Distributions from net realized
  gain on investments .............       (.12)          -0-          -0-          -0-          -0-
                                      ------------------------------------------------------------
Total dividends
  and distributions ...............       (.68)        (.56)        (.54)        (.53)        (.57)
                                      ------------------------------------------------------------
Net asset value,
  end of period ...................   $  14.16     $  14.47     $  13.75     $  13.11     $  14.25
                                      ============================================================
Total Return
Total investment return based
  on net asset value(c)  ..........       2.69%        9.46%        9.27%       (4.44)%       6.84%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................   $ 22,715     $ 20,541     $ 15,536     $ 16,391     $ 16,013
Ratio to average net assets of:
  Expenses ........................       1.73%        1.74%        1.79%        1.75%        1.75%
  Net investment income ...........       3.71%        3.73%        4.12%        3.89%        3.82%
Portfolio turnover rate ...........         31%         140%         174%         100%           0%

(a)  Net of fees waived by the Adviser.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 93

---------------------------
REPORT OF ERNST & YOUNG LLP
       INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Municipal Income Fund,
Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Municipal Income Fund, Inc. (comprising, respectively, the National, Insured National, New York, California, and Insured California Portfolios) as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Alliance Municipal Income Fund, Inc. at October 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 17, 2002


--------------------------------------------------------------------------------
94 o ALLIANCE MUNICIPAL INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed income securities.

credit rating

Credit ratings are issued by independent organizations, such as Standard & Poor's Ratings group or Moody's Investors Services. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA which is the highest rating, to D, which is the lowest rating.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

Treasuries

Negotiable U.S. Government debt obligations, backed by the full faith and credit of the U.S. Government. Treasuries are issued either as bills, notes or bonds, depending on the maturity. Treasuries are exempt from state and local taxes.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 95

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
96 o ALLIANCE MUNICIPAL INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o    Automatic Reinvestment

     You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o    Automatic Investment Program

     Build your investment account by having money automatically transferred from your bank account on a regular basis.

o    Dividend Direction Plans

     You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge -- a good way to diversify your assets.

o    Auto Exchange

     You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o    Systematic Withdrawals

     Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o    E-Statements and Electronic Delivery

     Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o    A Choice of Purchase Plans

     Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o    Telephone Transaction

     Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o    Alliance Answer: 24-Hour Information

     For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o    The Alliance Advance

     A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 97

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Guy Davidson, Senior Vice President
David M. Dowden, Vice President
Terrance T. Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1) Member of the Audit Committee.


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98 o ALLIANCE MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                          PORTFOLIOS
                                                                            IN FUND        OTHER
NAME, AGE OF DIRECTOR,                        PRINCIPAL                     COMPLEX    DIRECTORSHIPS
      ADDRESS                               OCCUPATION(S)                 OVERSEEN BY     HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS               DIRECTOR      DIRECTOR
----------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR**
John D. Carifa,** 57           President, Chief Operating Officer and a       114          None
1345 Avenue of the Americas    Director of Alliance Capital Management
New York, NY 10105             Corporation ("ACMC"), with which he has
(15)                           been associated since prior to 1997.

DISINTERESTED DIRECTORS
Ruth Block, #+, 72             Formerly an Executive Vice President and        93          None
P.O. Box 4623                  the Chief Insurance Officer of The
Stamford, CT 06903             Equitable Life Assurance Society of the
(15)                           United States; Chairman and Chief Executive
                               Officer of Evlico. Formerly a Director of
                               Avon, BP Amoco Corporation, Ecolab, Inc.,
                               Tandem Financial Group and Donaldson,
                               Lufkin & Jenrette Securities Corporation.

David H. Dievler, #+, 73       Independent Consultant. Until December          98          None
P.O. Box 167,                  1994, Senior Vice President of ACMC
Spring Lake, NJ 07762          responsible for mutual fund administration.
(15)                           Prior to joining ACMC in 1984, Chief
                               Financial Officer of Eberstadt Asset
                               Management since 1968. Prior to that,
                               Senior Manager at Price Waterhouse & Co.
                               Member of American Institute of Certified
                               Public Accountants since 1953.

John H. Dobkin,#+, 60          Consultant. Formerly a Senior Advisor           94          None
P.O. Box 12                    from June 1999 - June 2000 and President
Annandale, NY 12504            (December 1989 - May 1999) of
(4)                            Historic Hudson Valley (historic
                               preservation). Previously, Director of
                               the National Academy of Design and
                               during 1988-92, Director and Chairman
                               of the Audit Committee of ACMC.

William H. Foulk, Jr., #+, 70  Investment Adviser and Independent             110          None
2 Soundview Drive              Consultant. Formerly Senior Manager of
Suite 100                      Barrett Associates, Inc., a registered
Greenwich, CT 06830            investment adviser, with which he had been
(4)                            associated since prior to 1997. Formerly
                               Deputy Comptroller of the State of
                               New York and, prior thereto, Chief
                               Investment Officer of the New York
                               Bank for Savings.


--------------------------------------------------------------------------------
98 o ALLIANCE MUNICIPAL INCOME FUND

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                          PORTFOLIOS
                                                                            IN FUND        OTHER
NAME, AGE OF DIRECTOR,                        PRINCIPAL                     COMPLEX    DIRECTORSHIPS
      ADDRESS                               OCCUPATION(S)                 OVERSEEN BY     HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS               DIRECTOR      DIRECTOR
----------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTOR**
(continued)
Clifford L. Michel, #+, 63     Senior Counsel of the law firm of Cahill        93      Placer Dome
15 St. Bernard's Road          Gordon & Reindel, since February 2001                       Inc.
Gladstone, NJ 07934            and a partner of that firm for more than
(15)                           25 years prior thereto. President
                               and Chief Executive Officer of Wenonah
                               Development Company (Investments) and a
                               Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68     Senior Counsel at the law firm of Orrick,       92          None
98 Hell's Peak Road            Herrington & Sutcliffe LLP since prior to
Weston, VT 05161               1997. Formerly a senior partner and a
(6)                            member of the Executive Committee of
                               that firm. He was also a member and
                               Chairman of the Municipal Securities
                               Rulemaking Board and a Trustee of the
                               Museum of the City of New York.

*    There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as Preisident and Chief Operating Officer of ACMC, the Fund's investment adviser.

#    Member of the Audit Committee.

+    Member of the Nominating Committee.


--------------------------------------------------------------------------------
100 o ALLIANCE MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                   Position(s)                Principal Occupation
Name, Address* and Age           Held with Fund               During Past 5 Years
--------------------------------------------------------------------------------------------
Kathleen A. Corbet, 42       Senior Vice President    Executive Vice President of Alliance
                                                      Capital Management Corporation
                                                      ("ACMC"),** with which she has been
                                                      associated since prior to 1997.

Wayne D. Lyski, 61           Senior Vice President    Executive Vice President of ACMC,**
                                                      with which he has been associated
                                                      since prior to 1997.

Guy Davidson, 41             Senior Vice President    Senior Vice President of ACMC,**
                                                      with which he has been associated
                                                      since prior to 1997.

David M. Dowden, 37          Vice President           Vice President of ACMC,** with which
                                                      he has been associated since prior
                                                      to 1997.

Terrance T. Hults, 36        Vice President           Vice President of ACMC,** with
                                                      which he has been associated
                                                      since prior to 1997.

William E. Oliver, 53        Vice President           Senior Vice President of ACMC,**
                                                      with which he has been associated
                                                      since prior to 1997.

Edmund P. Bergan, Jr., 52    Secretary                Senior Vice President and General
                                                      Counsel of Alliance Fund Distributors,
                                                      Inc. ("AFD") ** and Alliance Global
                                                      Investor Services Inc. ("AGIS"), **
                                                      with which he has been associated
                                                      since prior to 1997.

Mark D. Gersten, 52          Treasurer and Chief      Senior Vice President of AGIS,**
                             Financial Officer        with which he has been associated
                                                      since prior to 1997.

Thomas R. Manley, 51         Controller               Vice President of ACMC, ** with
                                                      which he has been associated
                                                      since prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, AFD and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
101 o ALLIANCE MUNICIPAL INCOME FUND

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
102 o ALLIANCE MUNICIPAL INCOME FUND

NOTES


--------------------------------------------------------------------------------
                                            ALLIANCE MUNICIPAL INCOME FUND o 103

NOTES


--------------------------------------------------------------------------------
104 o ALLIANCE MUNICIPAL INCOME FUND

Alliance Municipal Income Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MUNIAR1002